UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

Annual Report

December 31, 2013

Small Cap Fund	Long-Short Fund
Small-Mid Cap Fund	Research Opportunities Fund
Large Cap Fund	Financial Long-Short Fund
Select Fund	Strategic Income Fund

This material must be preceded or accompanied by a current prospectus.

Not FDIC Insured. May Lose Value. No Bank Guarantee.

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds. Last year, we wrote about the difficult environment for active money managers following a period of high individual stock correlations that called into question the ability of active managers to outperform. As stocks traded in lock-step with one another, individual company valuations were not as important to investors as the macro-economic news of the day. During this time, we remained focused on five-year periods to assess the value of companies and to evaluate our results. In our view, when stocks move for an extended period of time based on factors other than fundamental valuation, it generally creates investment opportunities as correlations eventually break down and individual stocks again trade on company fundamentals rather than macro-economic or headline news. Because a company’s market price tends to converge with its intrinsic value over sufficiently long periods of time (five years or longer), we believe the economic performance of the underlying business in relation to the price paid for its stock will determine long-term investment return.

Our patience was rewarded in 2013 as individual stock correlations returned to average levels, and our Funds posted strong absolute and relative returns. More importantly, as of December 31, 2013, the since inception returns for nearly all of our Funds exceeded their respective benchmark returns. The only exception was the Research Opportunities Fund which has less than a five-year track record — the time period that we use to evaluate our results. We believe that taking a long-term view is perhaps our greatest competitive advantage. At many institutions, the career risk associated with being wrong in the short term is simply too great for analysts to consider investment opportunities that may play out over years instead of quarters. Our fundamental intrinsic value investment philosophy remains unchanged, as it has since inception, and we believe it will remain relevant and successful regardless of how the investment landscape changes in the future.

2013 Financial Markets

U.S. equity markets finished 2013 on a strong note with the S&P 500 Index posting a 32.4% total return for the year. Since its low during the financial crisis on March 9, 2009, the S&P 500 Index increased 173% excluding dividends.

Several variables fueled the gains in 2013. At the beginning of the year, the Federal Reserve’s efforts to keep interest rates low through its bond purchase program (Quantitative Easing) was in full swing, U.S. equity market valuations were below historical averages, and economic fundamentals were showing signs of solid gains — although expectations remained low. As the year progressed, corporate earnings growth was positive, prices for existing homes rose, real GDP increased, employment rose, and inflation remained under control. All of these factors contributed to a favorable environment for equity market appreciation. In contrast, U.S. Treasury bond yields rose (as bond prices declined) in 2013 as investors began to anticipate a ‘tapering’ of the Fed’s Quantitative Easing program. The yield on the 10-Year Treasury note rose to 3.03% in 2013 from 1.76% at the end of 2012. After more than two quarters of speculation, the Fed announced its intention to reduce its monthly bond purchases in January 2014; however, we continue to believe the Fed is likely to maintain a very accommodative overall monetary policy for the foreseeable future. This

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Letter to Shareholders

accommodative monetary policy, in the absence of meaningful inflation, could fuel continued equity market rallies in the near term.

Outlook

The U.S. economy continued to expand as employment continued to steadily improve. Housing activity and automobile production continued to provide key areas of support for the economy. In addition, retail sales were strong at the end of 2013, as consumer confidence rose and initial jobless claims fell during the quarter. Although still modest, the improvement in consumer confidence likely reflects surging stock prices, increasing employment, less political uncertainty, and low inflation.

Consumer debt-service burdens have improved significantly over the past few years and are now at relatively low levels by historical standards. However, total household debt, when compared to asset levels or disposable income, remains above long-term averages. In other words, the healthy debt service picture remains very much tied to historically low (despite the recent rise) interest and mortgage rates. Longer-term rates have clearly moved higher since last spring and likely represent a key risk to growth if we experience meaningful additional increases in those rates.

Although the U.S. economy is seemingly poised to pick up in the near term, we continue to expect positive but below average equity market returns over the next five years as above average price/earnings multiples applied to already strong levels of corporate profit margins will likely temper prospective returns. We believe we can achieve better than market returns over the next five years through active portfolio management and stock selection.

Diamond Hill Capital Management, Inc.

Christopher M. Bingaman, CFA Co-Chief Investment Officer	Christopher A. Welch, CFA Co-Chief Investment Officer

The views expressed are those of the portfolio managers as of December 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard and Poor’s selects the companies for the index to widely represent the stock market based on market size, liquidity, and industry group representation. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

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Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

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Fundamental Principles

The Importance of Valuation

We believe that a company’s intrinsic value is independent of its stock price and that intrinsic value can be reasonably estimated using a discounted cash flow methodology. Our entire investment team shares the same investment philosophy, which drives our investment process.

We focus on the fundamentals of intrinsic value, which are far less volatile than market price, and our actions are ultimately dictated by the price to intrinsic value relationship.

There is no guarantee that a discount to intrinsic value will be achieved or that market price and/or intrinsic value will increase over time.

[1]	The inverse is true for short position

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Fundamental Principles

Equity Investment Principles

Valuation

•	We believe that every share of stock has an intrinsic value that is independent of its current market price, and at any point in time, the market price may be higher or lower than intrinsic value.

•	Over short periods of time, the market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

•	Over sufficiently long periods of time, five years or longer, the stock market price tends to converge with intrinsic value.

Intrinsic Value Estimate

•	We believe that we can determine a reasonable approximation of intrinsic value if we are confident in projecting the future cash flows of a business and use an appropriate discount rate.

Suitable Investments

•	We only invest when the market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

•	We concentrate our investments in businesses whose per share intrinsic value is likely to increase. We invest in businesses that possess a competitive advantage, conservative balance sheet, and outstanding managers and employees. For short positions, the inverse is often true, and a growing intrinsic value is a detriment to the performance of the position.

Risk & Return

•	We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the increase in per share intrinsic value. For short positions, an increasing intrinsic value may shorten the holding period.

•	We define risk as the permanent loss of capital rather than price volatility. We manage risk by investing in companies selling at a discount (premium for short positions) to our estimate of intrinsic value.

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Fundamental Principles

Fixed Income Investment Principles

Business Analysis

•	We believe we can leverage our research team’s industry analysis of the fundamental economic drivers of the business to identify attractive corporate bonds and other senior corporate securities.

•	We evaluate the quality of a firm’s management and their treatment of bondholders and stockholders. We believe managements that focus on growth, without regard to return on invested capital or long-term cost of capital, are more likely to destroy value for bondholders and stockholders. In contrast, managements that understand the competitive dynamics of their business and prudent capital allocation often produce value for both bondholders and stockholders.

Valuation

•	We focus on the intrinsic value of the business in relation to the amount of debt in the capital structure. We also evaluate the sources and uses of cash for the business.

•	The liquidity and expected volatility of a corporate bond are also important factors in valuation. Because of our long-term time horizon, we will invest in less liquid or more volatile securities; however, we require a higher yield as compensation.

Suitable Investments

•	We generally invest in corporate bonds of companies with improving competitive positions and return on invested capital.

•	Our core competency is the evaluation of credit risk. We typically favor lower duration, shorter maturity corporate bonds. We focus almost entirely on the secondary market for corporate bonds rather than the primary (new issue) market. We primarily invest in investment grade and below-investment grade (high yield) corporate bonds, including a significant allocation to defensive high yield corporate bonds (due to low duration and higher credit quality).

Risk & Return

•	We define risk as the permanent loss of capital. We seek to avoid a permanent loss of capital and to earn a sufficient return on capital to grow our purchasing power.

•	We expect to achieve our return objective by investing in corporate bonds when we believe the market price discounts a greater risk of default or a greater loss upon default than is warranted. An additional source of return exists when the market price provides attractive compensation for short-term illiquidity or volatility, both of which are of less concern to a long-term investor.

•	We focus on credit risk, interest rate risk, liquidity risk, call risk, reinvestment risk and other risks when evaluating corporate bonds.

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Diamond Hill Small Cap Fund

2013 Portfolio Commentary

The Diamond Hill Small Cap Fund returned 39.70% (Class A, without sales charge) in 2013 compared to a 38.82% return for the Russell 2000 Index. The outperformance can be attributed to stock selection, offset in part by an average mid-teen percentage held in cash during the year. The Fund’s holdings in the financials, industrials, energy, information technology, utilities, and health care sectors performed better than their counterparts in the Russell 2000 Index. The Fund’s holdings in the consumer staples and consumer discretionary sectors did not fare as well as those in the Russell 2000 Index, but were still up substantially. The Fund had no holdings in the materials or telecommunication services sectors. U.S. equity markets were clearly very strong, and while earnings grew, expansion of earnings multiples was the larger factor in explaining 2013 results.

The Fund’s financial holdings were the largest contributors in 2013. The Fund had roughly a quarter of net assets invested in this sector, concentrated more in insurance companies than banks. Assured Guaranty Ltd. and Assurant, Inc. were the largest contributors. This was satisfying as both companies were material laggards in 2011 and 2012 despite what we believed to be reasonably healthy fundamentals. Assurant continued to earn large profits in creditor-placed homeowner’s insurance and plowed a substantial amount of those cash flows into share repurchases and dividends. Assured Guaranty still faces very challenging conditions for writing new business, but the share price recovered closer to book value per share. We reduced our holdings in each over the course of the year as the share prices rose. Other significant contributors in the sector included iStar Financial, Inc., American Equity Investment Life Holding Company, and Fortress Investment Group LLC.

Industrials were the second largest contributor to Fund performance during the year. Less-than-truckload carrier Saia, Inc. more than doubled during the year. Avis Budget Group, Inc., a new purchase in 2013, was also a major contributor as pricing remained conducive to profits in the much-consolidated car rental business. Alaska Air Group, Inc., Hyster-Yale Materials Handling, Inc., AAR Corp, and Trinity Industries, Inc. were other notable contributors within the Industrials sector.

In the energy sector, the spot price for West Texas Intermediate (WTI) increased about 7% for the year while Brent crude, sourced in the North Sea and used throughout much of Europe, was flat. Natural gas prices continued to rebound, albeit off very low levels in the U.S. Spot price for Henry Hub natural gas closed the year at $4.23/mcf, up about 26%. The “shale revolution” continues in full force as the U.S. increased domestic production of crude oil substantially, lessening imports of foreign oil. Natural gas continued to displace coal for power generation as many more aging coal plants were retired, though plentiful supply keeps prices in check. The Fund’s energy holdings were led by Cimarex Energy Co., Carrizo Oil & Gas, Inc., and Whiting Petroleum Corp. In addition, Berry Petroleum Co. announced early in the year plans to be acquired by Linn Energy LLC. While this deal drug on for much of the year, it eventually was consummated at terms more favorable to Berry stockholders than originally announced. We exited our position over the course of the year.

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Diamond Hill Small Cap Fund

Historically, the Fund generally has had far less invested in information technology and health care than the Russell 2000 Index. This continues to be the case, and while both of these sectors performed well in the general market in 2013, stock selection was also good in both of these areas during the year. Broadridge Financial Solutions, Inc., DST Systems, Inc., and CSG Systems International, Inc. increased notably for either the full-year or since the time of purchase in the case of DST Systems. Stamps.com, Inc. was also a contributor during the partial year we owned it. In health care, Alere, Inc., Natus Medical, Inc., and Greatbatch, Inc. were the largest contributors. In addition, Actavis PLC bought Warner Chilcott PLC for stock. We reduced our position, but still hold a stake in the combined entity doing business as Actavis.

Our consumer staples companies performed well with no noticeable detractors during the year. However, the stocks in the consumer staples sector of the Russell 2000 Index averaged a better collective return. In past strong equity markets, consumer staples have tended to lag the broader market. In 2013, this was not the case. The largest contributors to our Fund were Energizer Holdings, Inc. and Flowers Foods, Inc. In consumer discretionary, Live Nation Entertainment, Inc. and Tenneco, Inc. were positive contributors. Larger positions in Steiner Leisure Ltd. and Aaron’s, Inc. were relatively flat for the year, and Liquidity Services, Inc. was a negative contributor. Steiner Leisure experienced a non-renewal by Celebrity Cruises for its on-board spa services, an unusual occurrence for this business. The stock reacted more negatively than we believe justified. As a result, we have a higher return expectation going forward.

Thank you for your investment and the trust you have placed in us as we move into 2014.

Tom Schindler, CFA Portfolio Manager

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Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	39.70%	13.55%	18.34%	9.95%	1.31%
Class C Shares	2/20/2001	38.64	12.71	17.46	9.13	2.06
Class I Shares	4/29/2005	40.08	13.85	18.71	10.28	1.06
Class Y Shares	12/30/2011	40.25	13.85	18.53	10.04	0.91
BENCHMARK
Russell 2000 Index		38.82	15.67	20.08	9.07	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	12/29/2000	32.73	11.62	17.13	9.38	1.31
Class C Shares	2/20/2001	37.64	12.71	17.46	9.13	2.06

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Small Cap Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class A(A) and the Russell 2000 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Small-Mid Cap Fund

2013 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund gained 41.25% (Class A, without sales charge) in 2013 compared to a 36.80% increase in the benchmark Russell 2500 Index. For the five-year period ended December 31, 2013, the Fund’s return was 22.03% annually while the Russell 2500 Index returned 21.77% over the same period. In the eight years since inception, the Fund’s annual return of 9.46% outpaced the 9.00% return for the benchmark. The 2013 returns exceeded the benchmark largely due to strong stock selection, particularly in the financials and energy sectors. This was partially offset by a high single-digit average cash weight which hurt returns in such a strong up year in the stock market.

At Diamond Hill, we focus on earning favorable long-term returns for our clients. Both our analysis and our incentive systems are fully aligned around a five-year time horizon. This year provided a couple of excellent examples as to why this long-term time horizon is in the best interest of investors.

We first bought Boston Scientific Corp. in May 2012. The company was in the middle of its third consecutive year of revenue decline, and it had underinvested in research and development as well as its sales force in recent years. Through our research, we saw that this was beginning to change. Boston Scientific had a number of new and differentiated products coming out over time that we felt would drive market shares gains, allowing the company to return to revenue growth while also improving profit margins. However, some of these products were still one to three years from market, and investors appeared to be giving the company very little credit for the pipeline. With our five-year time horizon, we bought the company up to a 2.0% portfolio weight by the end of 2012. As more information became available on the pipeline products in 2013, the stock responded and more than doubled over the course of the year.

Forest Laboratories, Inc. is a company we first purchased in the Fund in August 2009. At the time, the company faced the upcoming patent expiration of its largest drug, Lexapro, and an associated severe decline in earnings. However, Forest had a number of new drugs in the pipeline that could partially offset the hit from Lexapro. These new drugs, though, required significant investment both in development and sales. We viewed Forest as a company that had two paths to creating value — either the new drugs would be successful, driving higher earnings as scale benefits offset the higher expenses; or lacking success, those expenses could be sharply cut, either by Forest management or by an acquirer, to boost and protect earnings. Investors had no patience for this view during the first two and a half years we owned the stock, as it underperformed the benchmark meaningfully. In 2013, events coalesced as encouraging results from the pipeline drugs combined with cost cutting announcements from a new management team led investors to close the gap between the market value and our estimate of the company’s intrinsic value. It all added up to a 70.0% return for Forest during the past year.

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Diamond Hill Small-Mid Cap Fund

These examples of long-term success are, of course, partially offset by some errors. Our high single-digit cash balance during the year deprived investors of potentially higher returns. We had an error of commission in purchasing Orthofix International NV in January, as the stock fell severely when the company announced an accounting review which prevented it from filing official financial statements for the past three quarters. We also had an error of omission in failing to purchase a health care stock recommended by our analyst team which was later acquired at a sizable premium. We understand these errors will occur, but we attempt to minimize their frequency and severity, and we are pleased that our favorable actions have outweighed the mistakes over the past five years and since the inception of the Fund.

I’d like to give special mention to our outstanding analyst team. Our sixteen research analysts and seven research associates continue to do a fantastic job providing our clients with broad and deep coverage of our investment universe, and they are the biggest factor in the favorable investment results you have received.

With valuations of small and mid-cap stocks generally above historical averages, it has been a bit more challenging to find lots of new ideas. Fortunately, we only need to identify about 60 good investment ideas at any point in time to deliver strong returns, and we continue to find enough stocks trading at attractive prices relative to our intrinsic value estimates to remain over 90% invested.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

..

Chris Welch, CFA Portfolio Manager

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Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Since Inception (12/30/05)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	41.25%	16.03%	22.03%	9.46%	1.26%
Class C Shares	12/30/2005	40.21	15.18	21.15	8.67	2.01
Class I Shares	12/30/2005	41.64	16.38	22.42	9.84	1.01
Class Y Shares	12/30/2011	41.88	16.34	22.22	9.57	0.86
BENCHMARK
Russell 2500 Index		36.80	16.28	21.77	9.00	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	12/30/2005	34.20	14.07	20.79	8.75	1.26
Class C Shares	12/30/2005	39.21	15.18	21.15	8.67	2.01

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Small-Mid Cap Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class A(A) and the Russell 2500 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class A shares commenced operations on December 30, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Large Cap Fund

2013 Portfolio Commentary

The Diamond Hill Large Cap Fund returned 36.33% (Class A, without sales charge) in 2013 compared to 33.11% for the Russell 1000 Index. Returns were particularly strong in 2013, and we were glad to be able to outperform the Index. The strong recovery in the financial services sector benefited both the market and the Large Cap Fund. Much of the strong performance was driven by the realization that the market and the economy are well into a recovery from the recent recession. As a result, earnings growth and market valuations were able to continue to increase following the financial crisis of 2008-2009.

The largest sector weight for the Fund was the financial services sector. The financial sector was a strong performer in 2013, and our Fund significantly outperformed the sector as large positions in companies such as Prudential Financial, Inc. and Morgan Stanley recovered meaningfully from the problems experienced during the past recession. Other insurance-focused names such as American International Group, Inc. and Hartford Financial Services Group, Inc. performed well due to improved pricing in the industry.

Industrials were also an important positive contributor to results. For much of the year, United Technologies Corp. was the largest position in the portfolio, and the stock appreciated more than 41% for the year. While this return was gratifying, it was achieved in a fairly unspectacular manner as slow but steady improvement in company fundamentals were rewarded by investors. 3M Co. and Parker-Hannifin Corp. saw continued earnings recovery, and these positions were up in excess of 50% for the year. We initiated a position in Southwest Airlines Co. While the erratic performance of the airline industry has been frustrating to investors, there are indications of secular improvement in revenue growth and profitability. Southwest Airlines is a high quality participant in that industry, and the stock appreciated in excess of 30% after our purchase.

The consumer discretionary sector was the top performing sector for the Russell 1000 Index in 2013, and we had several large positions in this sector, which contributed to the portfolio performance. The biggest contributor in this sector was V.F. Corp. The stock was up in excess of 65% as strong earnings growth driven by improving market share led to an improvement in the company’s valuation. Nike, Inc. experienced similar operating performance, but its shares appreciated to our estimate of intrinsic value and were sold from the portfolio. Large holdings in retailer TJX Companies, Inc. and the entertainment conglomerate Walt Disney Company both provided returns in excess of 50% in 2013.

Health care company Boston Scientific Corp.’s shares more than doubled in 2013. This was the largest individual appreciation of any holding in the portfolio. An improvement in the company’s competitive position combined with greater visibility in its new product pipeline encouraged investors that the company could continue a multi-year recovery from operational problems, which plagued the company for several years. Boston Scientific remains an important holding in the portfolio.

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Diamond Hill Large Cap Fund

While health care company Boston Scientific performed very well, overall our health care investments were disappointing. Quest Diagnostics, Inc. declined over 6% as disappointing volumes and pricing in the diagnostic laboratory market continued to prove frustrating for shareholders. Baxter International, Inc. was up approximately 7%, but that appreciation meaningfully lagged the sector and market returns. Increasing competition in a couple of the company’s important end markets have investors concerned whether earnings growth targets are achievable.

The technology sector was another source of disappointment. Slow revenue and earnings growth were insufficient to convince skeptical shareholders that operating problems at companies such as IBM Corp. and Juniper Networks, Inc. could be overcome by a near-term cyclical recovery. The shares still appear inexpensive considering the companies’ outstanding balance sheets and high levels of profitability. However, IBM and Juniper have disappointed investors with an inability to accelerate growth, and as a result, the shares were disappointing investments in 2013.

Several new investments were added to the portfolio in 2013 to replace shares that reached our estimate of intrinsic value. New investments in companies such as Apple, Inc., Whirlpool Corp., and Cimarex Energy Co. were important contributors to performance. Despite the rapidly appreciating market, we were pleased to be able to find attractive replacement investments for the positions sold from the portfolio. As a result, cash levels in the portfolio were very low throughout the entire year.

I was very pleased with the performance of the portfolio in 2013 after a disappointing 2012. While 2013 was a very successful year for the Large Cap Fund, shareholders of the Fund are well aware that our focus at Diamond Hill is on long-term returns. I am gratified by the long-term performance of the Large Cap Fund in the eleven years that I have been the portfolio manager. I look forward to the challenge of managing the portfolio in the years ahead while simultaneously remaining grateful for the opportunity provided by shareholders to manage their investments.

Chuck Bath, CFA Portfolio Manager

16	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	36.33%	16.15%	17.40%	9.64%	1.06%
Class C Shares	9/25/2001	35.33	15.29	16.54	8.82	1.81
Class I Shares	1/31/2005	36.60	16.43	17.75	9.97	0.81
Class Y Shares	12/30/2011	36.87	16.48	17.59	9.73	0.66
BENCHMARK
Russell 1000 Index		33.11	16.30	18.59	7.78	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	6/29/2001	29.51	14.17	16.20	9.08	1.06
Class C Shares	9/25/2001	34.33	15.29	16.54	8.82	1.81

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	17

Diamond Hill Large Cap Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class A(A) and the Russell 1000 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

18	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

2013 Portfolio Commentary

The Diamond Hill Select Fund increased 44.04% (Class A, without sales charge) in 2013 compared to our benchmark, the Russell 3000 Index, which returned 33.55%.

The strong absolute and relative results for the year were largely attributable to positive security selection in our three largest sector exposures throughout the year: financials, health care, and industrials. Only one Fund holding, IBM Corp., had a negative absolute return for the year.

Financials was our largest sector weight throughout 2013, and our financial holdings delivered outstanding results, accounting for more than half of the positive variance relative to the Russell 3000 Index. Six financial holdings increased by more than 40% during the year. Among financials, bond insurer Assured Guaranty Ltd. and life insurer Prudential Financial, Inc. had the largest contributions to return. Assured Guaranty saw its key financial strength rating downgraded by Moody’s early in the year. While not the positive outcome we expected, the ratings decision provided finality to a review process that had been ongoing since 2009 and allowed Assured Guaranty to initiate a significant capital return plan that had been delayed because of ratings uncertainty. Assured Guaranty shares appreciated rapidly during the first half of the year as management executed on its capital return strategy. We exited the position as shares neared our estimate of intrinsic value. Prudential benefited from the integration of recent acquisitions and two pension risk transfer transactions announced at the end of 2012. These deals utilized excess capital and produced meaningful earnings growth, helping Prudential lift its return on equity throughout the year. We exited Prudential late in 2013 as the stock approached our estimate of intrinsic value. At the end of 2013, financials remained our largest sector exposure. Despite exiting eight positions during the year, we continued to identify new opportunities in a number of areas within financials, adding seven new names over the course of 2013.

In the health care sector, our returns were driven by three small-mid cap companies. Medical-device maker Boston Scientific Corp. and specialty pharmaceutical firm Forest Laboratories, Inc. showed significant progress in their turnaround stories, while specialty pharmaceutical firm Warner Chilcott PLC was acquired by Actavis PLC at a significant takeover premium. Boston Scientific’s cardiac rhythm management franchise returned to growth after several disappointing years, and the company introduced new products to a growing pipeline that will help fuel future earnings growth. Boston Scientific appreciated by more than 100% during 2013 and was a top ten holding at the end of 2013. Forest Labs underwent a management transition in the second half of 2013 with a new CEO taking the helm from the founder and quickly announcing plans to cut costs and deploy excess cash on the balance sheet. The actions were received well by investors, with the stock up 70% for the year. Finally, Warner Chilcott was a successful, but short-term, holding for the Fund. The company announced it would be acquired by Actavis at a significant premium shortly after we purchased a stake. The deal allowed Actavis to benefit from Warner Chilcott’s strong presence in women’s health and urology as well as reduce its tax rate. We exited our

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	19

Diamond Hill Select Fund

position before the merger closed as the stock was very close to our estimate of intrinsic value for the combined entity. At the end of 2013, health care was our third largest sector exposure. Health care was replaced by information technology during the year as the second largest sector as we reallocated capital to areas we believed offered better prospective returns.

Nearly all of the Fund’s relative performance from industrials was attributable to Southwest Airlines Co., which appreciated by 85%. The airline industry has a poor historical track record of creating value for shareholders; intense price competition and volatile input costs have driven many carriers into bankruptcy over the years. The current outlook appears better than history, however, with a recent round of consolidation leading to capacity rationalization and price increases across the industry. Within the airline industry, we view Southwest’s low cost business model as having the best odds of creating long-term value for shareholders. With improved pricing and cost savings from the AirTran acquisition, Southwest has been able to drive its return on capital towards its long-term objective of 15% pretax. At the end of the year, Southwest was a top ten holding in the Fund.

Over the course of the year stock prices rose faster than intrinsic values for most of the holdings in the Fund, and we saw many companies approach our estimates of value toward the end of the year. While discounts to intrinsic value are not as wide as they were twelve months ago, we have been able to identify several new opportunities to replace exited positions and remain confident in the ability of our holdings to grow their intrinsic values over the long-term.

We appreciate your support and look forward to 2014.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

20	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Since Inception (12/30/05)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	44.04%	16.03%	18.02%	8.00%	1.21%
Class C Shares	12/30/2005	43.08	15.20	17.26	7.23	1.96
Class I Shares	12/30/2005	44.35	16.32	18.52	8.35	0.96
Class Y Shares	12/30/2011	44.70	16.36	18.22	8.11	0.81
BENCHMARK
Russell 3000 Index		33.55	16.24	18.71	7.61	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	12/30/2005	36.84	14.05	16.82	7.31	1.21
Class C Shares	12/30/2005	42.08	15.20	17.26	7.23	1.96

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Select Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Select Fund Class A(A) and the Russell 3000 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class A shares commenced operations on December 30, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

22	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

2013 Portfolio Commentary

The Diamond Hill Long-Short Fund returned 22.92% (Class A, without sales charge) in 2013 compared to the 33.11% return for the long only Russell 1000 Index and an 18.93% return for our blended benchmark. While the overall portfolio trailed the long-only Russell 1000 Index, we were pleased to exceed the blended benchmark, which is more aligned with the 60% net long bias of the portfolio. It is very difficult for a long-short strategy to perform in line with a long only benchmark in a strong year like 2013. The strong return was driven by the long portfolio as the returns in the short portfolio were disappointing.

As 2013 began, the portfolio had a heavier than usual weight in long positions. That proved beneficial to shareholders. However, we reduced the Fund’s net exposure toward a more normal 60% net long exposure as the strong equity markets reduced some of the attractiveness of the long positions in the portfolio.

The biggest contributors to the performance of the long portfolio were our financial holdings. Holdings such as Assured Guaranty Ltd., Prudential Financial, Inc., Morgan Stanley, and Charles Schwab Corp. returned in excess of 50% for the year. Prudential was the biggest contributor to performance because of its large weight in the portfolio combined with a return in excess of 70%. Smaller capitalization insurance companies such as Assurant, Inc. and Assured Guaranty were also big contributors to performance, but as these shares reached our estimates of intrinsic value, the holdings were eliminated from the portfolio. As the year ended, we continued to maintain a broadly diversified portfolio of financial services holdings as we continued to find good opportunities in this area of the market.

Industrials were also an important positive contributor to results in the long portfolio. United Technologies Corp. was a large holding in the portfolio, and it appreciated more than 41% for the year. While this return was gratifying, it was achieved in a fairly unspectacular manner as slow but steady improvement in company fundamentals was rewarded by investors. 3M Co. and Parker-Hannifin Corp. saw continued earnings recovery, and these positions were up in excess of 50% for the year. We initiated a position in Southwest Airlines Co. While the erratic performance of the airline industry has been frustrating to investors, there are indications of secular improvement in revenue growth and profitability. Southwest Airlines is a high quality participant in that industry, and the stock appreciated in excess of 30% after our purchase.

The consumer discretionary sector was the top performing sector for the Russell 1000 Index in 2013, and we had several large positions in this sector, which contributed to the portfolio performance. The biggest contributor in this sector was V.F. Corp. The stock was up in excess of 65% as strong earnings growth driven by improving market share led to an improvement in the company’s valuation. Nike, Inc. experienced similar operating performance, but its shares appreciated to our estimate of intrinsic value and were sold from the portfolio. Large holdings in retailer TJX Companies, Inc. and the entertainment conglomerate Walt Disney Company both provided returns in excess of 50% in 2013.

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Diamond Hill Long-Short Fund

The technology sector was the biggest source of disappointment in the long portfolio. Slow revenue and earnings growth were insufficient to convince skeptical shareholders that operating problems at companies such as IBM Corp. and Juniper Networks, Inc. could be overcome by a near-term cyclical recovery. The shares still appear inexpensive considering the companies’ outstanding balance sheets and high levels of profitability. However, IBM and Juniper have disappointed investors with their inability to accelerate growth, and as a result, the shares were disappointing investments in 2013.

The short portfolio detracted from the total return of the Long-Short Fund in 2013. This is typical of strong equity markets as it is difficult to earn a positive return on short positions with broad market indices up in excess of 30%. The biggest detractors to performance were holdings of cyclical companies experiencing a strong earnings and valuation recovery. Positions in Brunswick Corp. and Boeing Co. were up significantly in 2013. These were also large short positions in the portfolio so their significant appreciation became meaningful detractors to performance. Life Time Fitness, Inc. and J.C. Penney Company, Inc. were two short positions which made a positive contribution to performance in 2013. J.C. Penney’s problems with sales growth and profitability provided an attractive short opportunity. As the shares declined, the stock reached our estimate of intrinsic value, and the short position was covered. Lifetime Fitness remains a short position in the portfolio.

The shorting strategy was introduced to the Diamond Hill Long-Short Fund more than a decade ago. In that time we are gratified by the response of shareholders who felt a long-short strategy was an important option for their investment portfolios.

In conclusion, we would like to express our gratitude to shareholders for your continued support and look forward to the opportunity to earn your continued trust in 2014.

Ric Dillon, CFA Portfolio Manager	Chris Bingaman, CFA Portfolio Manager	Chuck Bath, CFA Portfolio Manager

24	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	22.92%	11.15%	10.06%	7.75%	1.75%
Class C Shares	2/13/2001	21.97	10.34	9.23	6.95	2.50
Class I Shares	1/31/2005	23.19	11.44	10.39	8.09	1.50
Class Y Shares	12/30/2011	23.39	11.47	10.24	7.84	1.35
BENCHMARK
Russell 1000 Index		33.11	16.30	18.59	7.78	—
60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index		18.93	9.73	11.18	5.56	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	6/30/2000	16.74	9.26	8.93	7.20	1.75
Class C Shares	2/13/2001	20.97	10.34	9.23	6.95	2.50

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Long-Short Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class A(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index)

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The blended index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

26	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

2013 Portfolio Commentary

The Diamond Hill Research Opportunities Fund increased 32.43% (Class A, without sales charge) during 2013 compared to a 33.55% increase in the benchmark Russell 3000 Index. This brings our annual return since inception to 19.75% compared to 22.70% for the Russell 3000 Index. As we approach the end of our first rolling five-year period, we are pleased with the absolute return of the Fund but disappointed with our relative results. A strong upward march in the equity markets has made it difficult to keep pace with our long-only benchmark. In addition to negative contributions from the short portfolio, our willingness to hold cash in the absence of sufficiently attractive opportunities has partially offset the strong performance of our long positions. We continue to believe our disciplined approach to capital allocation will deliver satisfactory absolute and relative results over most rolling five-year periods.

During 2013, the long portfolio increased approximately 48% with an average long exposure of 81%, while the positions in the short portfolio increased over 39% with average short exposure of (10)%. The largest positive contributors to performance were long investments in Southwest Airlines Co., Boston Scientific Corp., and Prudential Financial, Inc.

Southwest Airlines continued to benefit from secular improvements in the domestic airline industry. Capacity discipline, aided by recent consolidation, provided some measure of pricing power. With a solid revenue backdrop and relatively stable fuel prices, we expect the company to improve margins and returns on capital over the next few years as the AirTran integration is completed.

Boston Scientific more than doubled during the year as revenue and margin expectations rose from very low levels. In recent years, the company’s stock price languished due to difficult end-markets as well as declining market share in its two primary businesses, drug-eluding stents and cardiac defibrillators. Recently, we have seen a gradual recovery in the company’s end-markets followed by investors’ anticipation of positive market share trends. An inflection in revenues bodes well for margins given the operating leverage in the business. We are looking for an eventual return to 4-5% revenue growth accompanied by substantial margin expansion in the coming years.

Prudential experienced positive net flows in its Annuities, Retirement, and Asset Management segments during 2013 as the company’s strong franchise allowed it to take share from competitors. Margins benefited from reduced costs in the International segment, where cost synergies from recent acquisitions are now nearly fully realized. In addition, the sharp increase in equity markets led to improving returns on assets and a reduced risk profile in the Annuities segment.

Short positions in Advent Software, Inc., Principal Financial Group, Inc., and Boeing Co. as well as a long position in Liquidity Services, Inc. were the largest detractors to performance during 2013.

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Diamond Hill Research Opportunities Fund

Advent Software made two prudent moves that contributed to a strong total return for the stock during 2013. First, management recognized that as the company faced slowing future revenue growth, it made sense to cut costs and focus on running the business at higher profit margins. Additionally, the company announced that it would be adding additional debt to its low debt capital structure to fund a $9 per share special dividend. While we view both of these moves by management as wise, we continue to believe that the achievable combination of future revenue growth and profit margin expansion will result in an intrinsic value that is meaningfully below the current market price.

Principal Financial Group benefited from the sensitivity of its asset management business to improving market conditions. We believe our underlying thesis remains valid and expect increasing competition in the 401(k) business will ultimately lead to margin pressure.

Boeing enjoys a solid backlog and should generate significant free cash flow over the next few years. However, we anticipate a more competitive environment and margin compression over the next decade. As a result, investors are currently assigning a generous multiple to a level of free cash flow and earnings that we believe to be above normalized levels.

Liquidity Services delivered disappointing earnings relative to expectations due to higher expenses related to IT and logistics investments, as well as lower than expected product flow to clients. Additionally, there are concerns about the future economics of the Department of Defense business, which is coming up for renewal. We acknowledge the economics of this important segment is likely to be inferior relative to our initial assumptions, but we continue to believe the company is well-positioned within the reverse supply chain industry and poised to grow market share within a very large, fragmented industry.

Finally, we are pleased to announce that Krishna Mohanraj, CFA was promoted to Research Analyst in 2013. With the addition of Krishna’s sleeve, there are sixteen sleeves in the Fund containing 62 long and 15 short positions with the top ten positions representing 29% of net assets.

We want to thank shareholders for their support, and we look forward to working with you in the years ahead.

Diamond Hill Research Analysts

28	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date*	One Year	Three Years	Since Inception* (3/31/09)	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	32.43%	14.54%	19.75%	1.61%
Class C Shares	12/30/2011	31.48	13.70	18.87	2.36
Class I Shares	12/30/2011	32.76	14.84	20.08	1.36
Class Y Shares	12/30/2011	32.99	15.01	20.25	1.21
BENCHMARK
Russell 3000 Index		33.55	16.24	22.70	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	12/30/2011	25.77	12.59	18.46	1.61
Class C Shares	12/30/2011	30.48	13.70	18.87	2.36

*	The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L.P., a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	29

Diamond Hill Research Opportunities Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class A(A) and the Russell 3000 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class A shares commenced operations on January 3, 2012. The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L.P., a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

30	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

2013 Portfolio Commentary

U.S. equity markets enjoyed another very strong year during 2013. The Russell 3000 Index posted a 33.55% total return. In comparison, the financial services sector and the Financial Long-Short Fund posted another strong year of outperformance. The Fund generated a total return of 36.93% (Class A, without sales charge), once again driven by a clear long bias along with strong stock selection. The S&P Composite 1500 Financials Index, the Fund’s primary benchmark, produced a 34.25% total return and outperformed the broader U.S. equity indices for the second consecutive year. For the trailing five-year period, the Fund generated a total return of 16.94% annually while the benchmark increased 13.64% annually.

After a very powerful two-year rally, we now expect U.S. equity market returns to be below historical averages over the next five years. However, our return expectations for the financial sector remain a bit higher than our general equity market outlook. As we have been writing about for the past couple of years, most of the key industries within the sector have addressed areas of weakness and are well positioned for modest growth combined with return of excess capital to shareholders. In the banking industry, strong balance sheet capacity should easily facilitate modest growth as well as increased capital return in the form of dividends and/or share repurchases. Within the insurance industry, many important areas are producing healthy returns on strong capital levels. However, unlike the prior two years, the pricing environment in the property and casualty commercial lines segment now appears to be moderating while, at the same time, valuations are a bit less favorable.

The macro-economic environment looks to be a continued tailwind for the financial sector as activity appears set to once again increase modestly. Housing has been generally improving for the past couple of years, and we continue to see increasing prices as well as generally higher levels of new housing starts. The auto industry is producing at strong volume levels which, given the maturity of the overall fleet, may still be sustained for a number of years. Finally, while still lagging typical economic recoveries, the employment situation has continued to slowly but steadily improve.

As mentioned above, the long bias throughout the year, combined with strong individual security selection on the long side, helped the Fund generate excellent returns during 2013. Within the long portfolio, meaningful contributors to performance were specialty financial companies iStar Financial, Inc., Assured Guaranty Ltd., and Fortress Investment Group LLC. Additionally, life insurance company Prudential Financial, Inc. and brokerage and securities firm Morgan Stanley also provided significant contributions to the Fund. On the short side, we were fortunate to once again have modest exposure; however, our stock selection on the short side was weak during 2013. As a result, the short portfolio ended up being a more meaningful detractor from the portfolio’s overall return.

As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time and not simply as a

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	31

Diamond Hill Financial Long-Short Fund

“hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

We would like to thank our shareholders for their continued support of the Fund.

Chris Bingaman, CFA Portfolio Manager

32	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	8/1/1997	36.93%	14.51%	16.94%	3.11%	1.71%
Class C Shares	6/3/1999	35.89	13.65	16.07	2.32	2.46
Class I Shares	12/31/2006	37.33	14.80	17.33	3.37	1.46
BENCHMARK
S&P Composite 1500 Financials Index		34.25	13.15	13.64	0.46	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	8/1/1997	30.06	12.57	15.74	2.59	1.71
Class C Shares	6/3/1999	34.89	13.65	16.07	2.32	2.46

Historical performance for Class I shares prior to its inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	33

Diamond Hill Financial Long-Short Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class A(A) and the S&P Composite 1500 Financials Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the S&P Composite 1500 Financials Index (“Index”). The Index is a market capitalized-weighted index which is comprised of the companies that represent the Financial Services Sector weighting within the S&P Composite 1500 Financials Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

34	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

2013 Portfolio Commentary

The Diamond Hill Strategic Income Fund generated a 5.13% total return (Class A, without sales charge) in 2013 compared to 0.34% for the Bank of America Merrill Lynch U.S. Corporate & High Yield Index. For the trailing five-year period, the Fund generated a total return of 12.65% per year compared to 10.74% for the Index.

The United States continues to progress on the path of successful deleveragings such as those in Sweden and Finland in the 1990s. In those deleveragings, economic growth accelerated when the deleveraging transitioned from the private sector to the public sector. Stronger economic growth in the second half of 2013 may reflect a similar transition in the U.S. The best evidence of this transition is a possible inflection point in household debt. After 57 years of uninterrupted growth, U.S. household debt declined each year between 2009 and 2012, but likely increased again in 2013. I expect household debt to increase at an even higher rate in coming years although not as fast as nominal economic growth so that household debt as a percentage of the economy will be stable to modestly lower.

The key to continued progress on both the U.S. deleveraging and economic recovery is for nominal economic growth to come in higher than nominal interest rates. During 2013, nominal interest rates increased as evidenced by the 10-year Treasury yield which increased from 1.76% to 3.03%. At the same time, inflation decreased putting downward pressure on nominal economic growth. However, real (after adjustment for inflation) economic growth accelerated during the last two quarters so that nominal economic growth remained well above nominal interest rates.

Assuming that the acceleration of economic growth continues into 2014, one important question is whether the Federal Reserve will do anything that might disrupt this momentum. When former Fed Chair Ben Bernanke surprised markets with the initial discussions of tapering asset purchases last May, interest rates increased, financial conditions tightened, and both job growth and the housing market slowed. The Fed’s reaction — delaying the taper and convincing markets that the Fed Funds rate would stay lower for longer — made it clear that the Fed is not yet prepared to accept a significant tightening of financial conditions. We are, however, alert to the possibility that the Fed may tolerate a significant tightening of financial conditions earlier than the markets expect because of concerns about asset bubbles rather than inflation or unemployment projections.

An accelerating economy and highly accommodative Federal Reserve should be supportive of risk assets such as the high yield corporate bonds that comprise about 75% of the Fund. Still, we continue to favor a defensive position with less interest rate risk than a core bond strategy and less interest rate risk and credit risk than a typical high yield strategy.

As Treasury yields have increased while inflation expectations have declined, we are more willing to bear interest rate risk. However, we believe that real Treasury yields will increase further so duration should continue to be low but not as low as was warranted at the

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	35

Diamond Hill Strategic Income Fund

beginning of 2013. As a result, the effective duration of the Fund increased from 2.11 at the beginning of 2013 to 2.83 at the end of the year.

In contrast, we are somewhat more cautious on credit risk as the option adjusted spread of the Bank of America Merrill Lynch U.S. High Yield Index narrowed from 534 basis points to 400 basis points during 2013. Assuming a 4% default rate (the historic average) and assuming a loss on default of 60%, the high yield spread would only need to be 240 basis points to compensate an investor for default losses. However, the high yield spread also compensates the investor for illiquidity, volatility, and other factors. Based on our assumption for default losses, this additional compensation is 160 basis points compared to what we think of as a normalized level of 300 basis points. As a result, high yield credit spreads are either discounting well below average default rates — less than 2% (as has been the experience in recent years) — for an extended period or continued liquidity and low volatility for an extended period. While a continuation of these favorable credit trends is a distinct possibility, we believe that it is prudent to be prepared for more illiquidity and volatility at a minimum.

As always, our focus is on our absolute return objectives of an annualized total return greater than (1) inflation plus 3% and (2) 7%, each measured over rolling five-year periods. With both Treasury and corporate bond yields still low, we do not believe that an aggressive position in duration or credit is appropriate. We continue to favor lower duration, higher quality, high yield corporate bonds to generate a yield above inflation without undue exposure to rising Treasury yields or widening credit spreads.

Bill Zox, CFA Portfolio Manager

36	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	5.13%	6.61%	12.65%	5.98%	1.01%
Class C Shares	9/30/2002	4.26	5.81	11.83	5.18	1.76
Class I Shares	1/31/2005	5.30	6.87	13.00	6.30	0.76
Class Y Shares	12/30/2011	5.55	6.86	12.82	6.05	0.61
BENCHMARK
BofA Merrill Lynch U.S. Corporate & High Yield Index**		0.34	6.07	10.74	5.99	—
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index		-2.34	3.24	4.27	4.59	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium***		4.50	5.07	5.08	5.37	—
PERFORMANCE AT POP INCLUDES SALES CHARGES
Class A Shares	9/30/2002	1.41	5.36	11.86	5.60	1.01
Class C Shares	9/30/2002	3.26	5.81	11.83	5.18	1.76

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013.

**	Effective January 1, 2013, the Fund’s primary benchmark changed from the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index to the BofA Merrill Lynch U.S. Corporate and High Yield Index (previously the secondary index) as it is more representative of the Fund’s current holdings.

***	Effective January 1, 2013, the Fund’s secondary benchmark changed from the BofA Merrill Lynch U.S. Corporate and High Yield Index (now the Primary Index) to the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics plus a 3% risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	37

Diamond Hill Strategic Income Fund

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Strategic Income Fund Class A(A), the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index, BofA Merrill Lynch U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 3.50%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index, the BofA Merrill Lynch U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index measures the performance of a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year. The BofA Merrill Lynch U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

38	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Small Cap Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 83.0%
Consumer Discretionary — 10.9%
Aaron’s, Inc.^	864,290	$25,410,126
Callaway Golf Co.^	375,583	3,166,165
Carter’s, Inc.	96,830	6,951,426
Global Sources Ltd.#*^	1,178,082	9,577,807
Hillenbrand, Inc.^	547,235	16,099,654
Liquidity Services, Inc.*^	258,800	5,864,408
Live Nation Entertainment, Inc.*^	746,920	14,759,139
Steiner Leisure Ltd.*	607,405	29,878,251
Tenneco, Inc.*	470,600	26,621,842
		138,328,818

Consumer Staples — 5.6%
B&G Foods, Inc.^	493,065	16,719,834
Core-Mark Holding Co., Inc.	24,755	1,879,647
Energizer Holdings, Inc.	267,670	28,972,601
Flowers Foods, Inc.^	575,189	12,349,308
Harris Teeter Supermarkets, Inc.^	221,220	10,917,207
		70,838,597

Energy — 9.6%
Carrizo Oil & Gas, Inc.*^	235,411	10,539,350
Cimarex Energy Co.	241,295	25,314,258
Contango Oil & Gas Co.*^	156,462	7,394,394
Denbury Resources, Inc.*	638,515	10,490,801
Rosetta Resources, Inc.*^	777,845	37,367,675
Southwestern Energy Co.*	177,485	6,980,485
Whiting Petroleum Corp.*	375,300	23,219,811
		121,306,774

Financials — 26.5%
Alleghany Corp.*	36,757	14,701,330
American Equity Investment Life Holding Co.^	766,500	20,220,270
Assurant, Inc.	155,685	10,332,813
Assured Guaranty Ltd.	694,122	16,374,338
Endurance Specialty Holdings Ltd.^	274,980	16,133,077
Enstar Group Ltd.*^	113,577	15,776,981
First Niagara Financial Group, Inc.	648,415	6,886,167
First of Long Island Corp., The	159,419	6,834,293

	Shares	Fair Value

Financials — 26.5% continued
Fortress Investment Group LLC, Class A	1,315,925	$11,264,318
Greenlight Capital Re Ltd., Class A*^	580,240	19,559,890
HCC Insurance Holdings, Inc.	727,735	33,577,694
Infinity Property & Casualty Corp.^	78,316	5,619,173
iStar Financial, Inc. REIT*	2,842,085	40,556,553
Mid-America Apartment Communities, Inc. REIT	183,129	11,123,255
National Penn Bancshares, Inc.^	856,140	9,700,066
Nationstar Mortgage Holdings, Inc.*^	199,105	7,358,921
Navigators Group, Inc.*^	466,109	29,439,444
Popular, Inc.*	920,793	26,454,383
Reinsurance Group of America	180,455	13,969,022
Sterling Bancorp	775,960	10,374,585
Winthrop Realty Trust REIT	998,360	11,031,878
		337,288,451

Health Care — 6.5%
Actavis PLC*	85,617	14,383,656
Alere, Inc.*^	632,325	22,890,165
Greatbatch, Inc.*	374,260	16,557,262
LifePoint Hospitals, Inc.*	75,750	4,002,630
Natus Medical, Inc.*	847,635	19,071,788
Universal American Financial Corp.	750,211	5,476,540
		82,382,041

Industrials — 16.4%
AAR Corp.^	343,967	9,634,516
Alaska Air Group, Inc.	142,460	10,452,290
Avis Budget Group, Inc.*	1,151,280	46,534,738
Brink’s Co., The	445,435	15,207,151
Corrections Corp. of America^	582,198	18,671,090
Hub Group, Inc., Class A*^	428,465	17,087,184
Hyster-Yale Materials Handling, Inc.	111,100	10,350,076
Kennametal, Inc.^	389,230	20,267,206
Pacer International, Inc.*	960,251	7,931,673
Saia, Inc.*^	140,805	4,512,800
Toro Co., The	188,380	11,980,968

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	39

Diamond Hill Small Cap Fund

Schedule of Investments (Continued)

December 31, 2013

	Shares	Fair Value

Common Stocks — 83.0% continued
Industrials — 16.4% continued
TriMas Corp.*^	371,725	$14,828,110
Trinity Industries, Inc.^	380,025	20,718,963
		208,176,765
Information Technology — 5.1%
Broadridge Financial Solutions, Inc.	534,710	21,131,739
CSG Systems International, Inc.^	386,187	11,353,898
DST Systems, Inc.	339,200	30,779,008
Rovi Corp.*^	85,985	1,693,045
		64,957,690

Utilities — 2.4%
Cleco Corp.	294,560	13,732,387
UGI Corp.	402,620	16,692,625
		30,425,012

Total Common Stocks		$1,053,704,148

Registered Investment Companies — 26.6%
JPMorgan Prime Money Market Fund, 0.04%S	216,021,118	$216,021,118
Morgan Stanley Prime Portfolio, 0.03%†S	121,735,012	121,735,012

Total Registered Investment Companies		$337,756,130

Total Investment Securities — 109.6%
(Cost $1,040,758,884)**		$1,391,460,278

Net Other Assets (Liabilities) — (9.6)%		(121,947,968)

Net Assets — 100.0%		$1,269,512,310

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $125,069,448.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.
#	This security has been deemed illiquid:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Global Sources Ltd.	December-09 through May-13	$8,113,009	$9,577,807	0.8%

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

40	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 93.6%
Consumer Discretionary — 9.5%
Aaron’s, Inc.^	322,895	$9,493,113
Callaway Golf Co.	204,670	1,725,368
Hillenbrand, Inc.	53,325	1,568,822
Jarden Corp.*	61,565	3,777,013
Staples, Inc.	443,075	7,040,462
Steiner Leisure Ltd.*	112,105	5,514,444
Whirlpool Corp.	18,670	2,928,576
		32,047,798

Consumer Staples — 12.9%
B&G Foods, Inc.^	200,753	6,807,534
ConAgra Foods, Inc.	285,770	9,630,449
Energizer Holdings, Inc.	69,685	7,542,704
Flowers Foods, Inc.	162,603	3,491,086
Harris Teeter Supermarkets, Inc.^	114,070	5,629,355
Molson Coors Brewing Co., Class B^	116,055	6,516,488
Post Holdings, Inc.*^	77,132	3,800,294
		43,417,910

Energy — 8.7%
Cimarex Energy Co.	105,760	11,095,281
Contango Oil & Gas Co.*^	47,429	2,241,495
Denbury Resources, Inc.*	131,088	2,153,776
Energen Corp.	62,713	4,436,945
Noble Energy, Inc.	56,380	3,840,042
Southwestern Energy Co.*	28,405	1,117,169
Whiting Petroleum Corp.*	71,705	4,436,388
		29,321,096

Financials — 27.4%
Alleghany Corp.*	3,654	1,461,454
American Equity Investment Life Holding Co.^	169,775	4,478,665
Assured Guaranty Ltd.	103,050	2,430,950
Endurance Specialty Holdings Ltd.^	115,060	6,750,570
Enstar Group Ltd.*^	13,510	1,876,674
First Niagara Financial Group, Inc.	502,595	5,337,559
First Republic Bank	110,050	5,761,117
Greenlight Capital Re Ltd., Class A*	142,230	4,794,573
HCC Insurance Holdings, Inc.	115,160	5,313,482
Infinity Property & Casualty Corp.	20,425	1,465,494
iStar Financial, Inc. REIT*	459,990	6,564,057
KeyCorp	141,690	1,901,480

	Shares	Fair Value

Financials — 27.4% continued
Mid-America Apartment Communities, Inc. REIT	70,640	$4,290,674
National Penn Bancshares, Inc.	314,325	3,561,302
Nationstar Mortgage Holdings, Inc.*^	53,965	1,994,546
Navigators Group, Inc.*	55,630	3,513,591
Popular, Inc.*	197,597	5,676,962
Reinsurance Group of America	84,500	6,541,145
Willis Group Holdings plc	318,950	14,292,150
XL Group plc	119,310	3,798,830
		91,805,275

Health Care — 11.9%
Boston Scientific Corp.*	796,185	9,570,144
CareFusion Corp.*	42,805	1,704,495
Forest Laboratories, Inc.*	148,140	8,892,844
Greatbatch, Inc.*	89,325	3,951,738
Life Technologies Corp.*	35,770	2,711,366
Orthofix International NV*	159,662	3,643,487
Quest Diagnostics, Inc.^	125,425	6,715,254
Universal American Financial Corp.	355,845	2,597,669
		39,786,997

Industrials — 14.5%
Brink’s Co., The	97,980	3,345,037
Corrections Corp. of America	150,861	4,838,112
Dover Corp.	102,733	9,917,844
Hub Group, Inc., Class A*	247,365	9,864,916
Kennametal, Inc.^	106,740	5,557,952
Parker Hannifin Corp.	15,495	1,993,277
Southwest Airlines Co.	705,554	13,292,637
		48,809,775

Information Technology — 6.2%
Broadridge Financial Solutions, Inc.	103,195	4,078,266
CSG Systems International, Inc.^	64,545	1,897,623
Juniper Networks, Inc.*	342,140	7,722,100
Linear Technology Corp.^	46,160	2,102,588
Vantiv, Inc., Class A*^	158,545	5,170,153
		20,970,730

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	41

Diamond Hill Small-Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2013

Diamond Hill Large Cap Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 93.6% continued
Utilities — 2.5%
Cleco Corp.	29,925	$1,395,104
ITC Holdings Corp.	18,955	1,816,268
UGI Corp.	121,190	5,024,537
		8,235,909

Total Common Stocks		$314,395,490

Registered Investment Companies — 21.3%
JPMorgan Prime Money Market Fund, 0.04%S	28,313,394	$28,313,394
Morgan Stanley Prime Portfolio, 0.03%†S	43,173,151	43,173,151

Total Registered Investment Companies		$71,486,545

Total Investment Securities — 114.9%
(Cost $322,651,907)**		$385,882,035

Net Other Assets (Liabilities) — (14.9)%		(50,140,064)

Net Assets — 100.0%		$335,741,971

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $44,455,344.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 98.7%
Consumer Discretionary — 12.6%
Comcast Corp., Class A	1,010,415	$52,506,215
McDonald’s Corp.	446,534	43,327,194
Staples, Inc.^	1,912,230	30,385,335
TJX Cos., Inc., The	834,340	53,172,488
VF Corp.^	943,840	58,838,986
Walt Disney Co., The	703,965	53,782,926
Whirlpool Corp.	177,170	27,790,886
		319,804,030

Consumer Staples — 13.2%
ConAgra Foods, Inc.	1,301,508	43,860,820
General Mills, Inc.	948,348	47,332,048
Kimberly-Clark Corp.	531,165	55,485,496
PepsiCo, Inc.	744,575	61,755,051
Philip Morris International	381,845	33,270,155
Procter & Gamble Co., The	764,367	62,227,117
Sysco Corp.	826,324	29,830,296
		333,760,983

Energy — 10.3%
Apache Corp.	507,873	43,646,606
Cimarex Energy Co.	389,535	40,866,117
Devon Energy Corp.	577,777	35,747,063
EOG Resources, Inc.	319,728	53,663,148
Occidental Petroleum Corp.	904,867	86,052,851
		259,975,785

Financials — 24.1%
American International Group, Inc.	1,489,510	76,039,485
Citigroup, Inc.	1,501,550	78,245,771
Franklin Resources, Inc.	564,750	32,603,018
JPMorgan Chase & Co.	1,367,703	79,983,270
Marsh & McLennan Cos., Inc.	1,022,060	49,426,822
Morgan Stanley	2,483,735	77,889,930
PNC Financial Services Group, Inc.	751,215	58,279,260
Progressive Corp.	1,840,945	50,202,570
Prudential Financial, Inc.	613,729	56,598,088
Wells Fargo & Co.	1,104,990	50,166,546
		609,434,760

42	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

Schedule of Investments (Continued)

December 31, 2013

	Shares	Fair Value

Common Stocks — 98.7% continued
Health Care — 13.7%
Abbott Laboratories	964,827	$36,981,819
Baxter International, Inc.	436,667	30,370,190
Boston Scientific Corp.*	4,563,720	54,855,914
Express Scripts Holding Co.*	584,015	41,021,213
Medtronic, Inc.	1,412,997	81,091,898
Pfizer, Inc.	2,346,382	71,869,681
Quest Diagnostics, Inc.^	579,905	31,048,114
		347,238,829

Industrials — 13.7%
3M Co.	364,492	51,120,003
Dover Corp.	584,138	56,392,683
Illinois Tool Works, Inc.	551,579	46,376,762
Parker Hannifin Corp.	450,899	58,003,647
Southwest Airlines Co.	2,386,720	44,965,805
United Technologies Corp.	784,907	89,322,417
		346,181,317

Information Technology — 10.1%
Apple Computer, Inc.	75,136	42,159,561
Cisco Systems, Inc.	2,094,143	47,013,509
International Business Machines Corp.	264,080	49,533,486
Juniper Networks, Inc.*^	1,234,445	27,861,424
Linear Technology Corp.^	597,800	27,229,790
Microsoft Corp.	1,682,095	62,960,816
		256,758,586

Materials — 1.0%
Air Products & Chemicals, Inc.	216,690	24,221,609

Total Common Stocks		$2,497,375,899

	Shares	Fair Value

Registered Investment Companies — 4.3%
JPMorgan Prime Money Market Fund, 0.04%S	32,173,162	$32,173,162
Morgan Stanley Prime Portfolio, 0.03%†S	75,982,607	75,982,607

Total Registered Investment Companies		$108,155,769

Total Investment Securities — 103.0%
(Cost $1,888,483,370)**		$2,605,531,668

Net Other Assets (Liabilities) — (3.0)%		(75,451,856)

Net Assets — 100.0%		$2,530,079,812

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $77,706,128.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	43

Diamond Hill Select Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 95.1%
Consumer Discretionary — 10.8%
Aaron’s, Inc.^	68,360	$2,009,784
Jarden Corp.*	32,615	2,000,930
TJX Cos., Inc., The	20,375	1,298,499
VF Corp.	31,920	1,989,893
		7,299,106

Consumer Staples — 4.1%
General Mills, Inc.	24,255	1,210,567
PepsiCo, Inc.	18,615	1,543,928
		2,754,495

Energy — 7.8%
Apache Corp.	17,425	1,497,505
Cimarex Energy Co.	24,200	2,538,822
Occidental Petroleum Corp.	12,790	1,216,329
		5,252,656

Financials — 25.6%
American International Group, Inc.	39,960	2,039,958
Citigroup, Inc.	24,205	1,261,323
Endurance Specialty Holdings Ltd.	22,880	1,342,370
Fortress Investment Group LLC, Class A	195,475	1,673,266
Franklin Resources, Inc.	21,080	1,216,948
iStar Financial, Inc. REIT*	140,725	2,008,146
Morgan Stanley	52,435	1,644,361
Navigators Group, Inc.*	22,150	1,398,994
Popular, Inc.*	69,260	1,989,840
Willis Group Holdings plc^	63,630	2,851,259
		17,426,465

Health Care — 15.8%
Baxter International, Inc.	22,920	1,594,086
Boston Scientific Corp.*	246,935	2,968,159
Forest Laboratories, Inc.*	18,245	1,095,247
Medtronic, Inc.	27,821	1,596,647
Pfizer, Inc.	51,950	1,591,229
Teva Pharmaceutical Industries Ltd., SP ADR	46,365	1,858,309
		10,703,677

Industrials — 14.5%
Dover Corp.	14,100	1,361,214
Hub Group, Inc., Class A*	48,965	1,952,724
Parker Hannifin Corp.	8,665	1,114,666
Southwest Airlines Co.	133,895	2,522,582

	Shares	Fair Value

Industrials — 14.5% continued
United Technologies Corp.	25,275	$2,876,295
		9,827,481

Information Technology — 16.5%
Apple Computer, Inc.	3,989	2,238,268
Cisco Systems, Inc.	110,330	2,476,908
International Business Machines Corp.	14,755	2,767,595
Juniper Networks, Inc.*	63,980	1,444,029
Microsoft Corp.	60,955	2,281,546
		11,208,346

Total Common Stocks		$64,472,226

Registered Investment Companies — 7.5%
JPMorgan Prime Money Market Fund, 0.04%S	3,146,096	$3,146,096
Morgan Stanley Prime Portfolio, 0.03%†S	1,929,203	1,929,203

Total Registered Investment Companies		$5,075,299

Total Investment Securities — 102.6%
(Cost $52,913,279)**		$69,547,525

Net Other Assets (Liabilities) — (2.6)%		(1,789,263)

Net Assets — 100.0%		$67,758,262

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $1,989,207.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements

44	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 81.8%
Consumer Discretionary — 11.2%
Comcast Corp., Class A	920,455	$47,831,444
Jarden Corp.*	599,800	36,797,730
McDonald’s Corp.	349,364	33,898,789
Staples, Inc.^	2,363,655	37,558,478
TJX Cos., Inc., The	856,785	54,602,908
VF Corp.	1,084,320	67,596,509
Walt Disney Co., The	810,326	61,908,907
		340,194,765

Consumer Staples — 9.9%
ConAgra Foods, Inc.	1,349,480	45,477,476
General Mills, Inc.	920,962	45,965,213
Kimberly-Clark Corp.	610,210	63,742,537
PepsiCo, Inc.	638,130	52,926,502
Procter & Gamble Co., The	676,995	55,114,163
Sysco Corp.^	968,587	34,965,991
		298,191,882

Energy — 9.4%
Apache Corp.	404,551	34,767,113
Cimarex Energy Co.	631,914	66,294,098
Devon Energy Corp.	396,920	24,557,440
EOG Resources, Inc.	497,761	83,544,207
Occidental Petroleum Corp.	786,123	74,760,297
		283,923,155

Financials — 20.0%
American International Group, Inc.	1,780,370	90,887,888
Citigroup, Inc.	1,758,979	91,660,395
Franklin Resources, Inc.	784,750	45,303,618
JPMorgan Chase & Co.	1,387,175	81,121,994
Morgan Stanley♦	1,856,645	58,224,387
PNC Financial Services Group, Inc.	552,190	42,838,900
Popular, Inc.*	2,098,302	60,284,216
Prudential Financial, Inc.	318,518	29,373,730
Wells Fargo & Co.♦	1,057,335	48,003,009
Willis Group Holdings plc^♦	1,275,405	57,150,898
		604,849,035

Health Care — 10.5%
Abbott Laboratories♦	929,265	35,618,727
Baxter International, Inc.	505,971	35,190,283
Boston Scientific Corp.*	5,896,988	70,881,796
Medtronic, Inc.	1,345,487	77,217,499

	Shares	Fair Value

Health Care — 10.5% continued
Pfizer, Inc.	2,279,820	$69,830,887
Quest Diagnostics, Inc.^	494,675	26,484,899
		315,224,091

Industrials — 11.7%
3M Co.♦	369,240	51,785,910
Dover Corp.	599,675	57,892,624
Illinois Tool Works, Inc.♦	551,360	46,358,349
Parker Hannifin Corp.	467,780	60,175,219
Southwest Airlines Co.	2,989,145	56,315,492
United Technologies Corp.	701,480	79,828,424
		352,356,018

Information Technology — 8.0%
Apple Computer, Inc.	96,553	54,176,854
Cisco Systems, Inc.	2,308,925	51,835,366
International Business Machines Corp.♦	247,235	46,373,869
Juniper Networks, Inc.*	1,703,515	38,448,334
Microsoft Corp.♦	1,323,849	49,551,668
		240,386,091

Materials — 1.1%
Air Products & Chemicals, Inc.♦	287,201	32,103,328

Total Common Stocks		$2,467,228,365

Registered Investment Companies — 19.1%
JPMorgan Prime Money Market Fund, 0.04%S	513,683,954	$513,683,954
Morgan Stanley Prime Portfolio, 0.03%†S	62,649,602	62,649,602

Total Registered Investment Companies		$576,333,556

Total Investment Securities — 100.9%
Cost ($2,191,781,108)**		3,043,561,921
Segregated Cash With Brokers — 23.3%		702,702,664

Securities Sold Short — (22.3)%
(Proceeds $488,405,574)		(673,408,020)

Net Other Assets (Liabilities) — (1.9)%		(56,468,078)

Net Assets — 100.0%		$3,016,388,487

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	45

Diamond Hill Long-Short Fund

Schedule of Investments (Continued)

December 31, 2013

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short

December 31, 2013

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $63,597,229.
♦	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $274,804,956.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 22.3%
Consumer Discretionary — 10.3%
Brunswick Corp.	1,494,540	$68,838,512
GameStop Corp.	181,290	8,930,345
Gap, Inc., The	1,452,415	56,760,379
Grand Canyon Education, Inc.*	405,595	17,683,942
John Wiley & Sons, Inc., Class A	161,510	8,915,352
Life Time Fitness, Inc.*	1,154,349	54,254,403
Macy’s, Inc.	842,705	45,000,447
Sonic Corp.*	424,345	8,567,526
Sotheby’s Holdings, Inc.	341,050	18,143,860
Tractor Supply Co.	334,043	25,915,056
		313,009,822

Consumer Staples — 1.0%
Colgate-Palmolive Co.	446,600	29,122,786

Financials — 2.9%
BancorpSouth, Inc.	578,615	14,708,393
Cincinnati Financial Corp.	560,255	29,340,554
First American Financial Corp.	526,735	14,853,927
Hanover Insurance Group, Inc.	171,925	10,265,642
Moody’s Corp.	114,325	8,971,083
Principal Financial Group, Inc.	180,455	8,898,236
		87,037,835

Health Care — 0.7%
Covance, Inc.*	100,555	8,854,873
Healthcare Services Group	393,728	11,170,063
		20,024,936

Industrials — 3.7%
Boeing Co., The	625,900	85,429,091
Kansas City Southern Industries, Inc.	145,910	18,068,035
Navistar International Corp.*	236,580	9,034,990
		112,532,116

Information Technology — 2.9%
Advent Software, Inc.	783,605	27,418,339
Akamai Technologies, Inc.*	1,255,860	59,251,475
		86,669,814

46	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short (Continued)

December 31, 2013

Diamond Hill Research Opportunities Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 22.3% continued
Telecommunication Services — 0.6%
AT&T, Inc.	503,165	$17,691,281

Utilities — 0.2%
Exelon Corp.	267,230	7,319,430

Total Securities Sold Short — 22.3%
(Proceeds $488,405,574)		$673,408,020

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2013.

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 81.4%
Consumer Discretionary — 12.0%
Aaron’s, Inc.^	16,774	$493,156
Comcast Corp., Class A	6,630	344,528
Dollar General Corp.*	8,045	485,274
Dolphin Capital Investors Ltd. GB*	1,000,000	644,689
Groupon, Inc.*^	18,350	215,980
Jarden Corp.*	17,100	1,049,085
Liquidity Services, Inc.*^	8,700	197,142
LVMH Moet Hennessy Louis Vuitton SA FR	2,300	420,163
McDonald’s Corp.♦	1,700	164,951
Staples, Inc.	43,230	686,924
Steiner Leisure Ltd.*	12,031	591,805
TJX Cos., Inc., The	5,926	377,664
Vail Resorts, Inc.	8,500	639,455
VF Corp.	14,500	903,930
Whirlpool Corp.	5,000	784,300
		7,999,046

Consumer Staples — 7.3%
B&G Foods, Inc.^	24,165	819,435
Core-Mark Holding Co., Inc.	10,000	759,300
Energizer Holdings, Inc.	6,000	649,440
Harris Teeter Supermarkets, Inc.	6,000	296,100
Philip Morris International	10,000	871,300
Post Holdings, Inc.*	17,298	852,273
Tesco plc	31,635	532,733
		4,780,581

Energy — 2.9%
Cimarex Energy Co.	10,250	1,075,327
Energen Corp.	5,800	410,350
Whiting Petroleum Corp.*	6,750	417,623
		1,903,300

Financials — 19.1%
American International Group, Inc.	32,850	1,676,992
Endurance Specialty Holdings Ltd.^	13,000	762,710
First Niagara Financial Group, Inc.♦	40,970	435,101
Fortress Investment Group LLC, Class A	135,575	1,160,522
Franklin Resources, Inc.	12,190	703,729
iStar Financial, Inc. REIT*♦	110,500	1,576,835
Nationstar Mortgage Holdings, Inc.*^	6,800	251,328

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	47

Diamond Hill Research Opportunities Fund

Schedule of Investments (Continued)

December 31, 2013

	Shares	Fair Value

Common Stocks — 81.4% continued
Financials — 19.1% continued
Navigators Group, Inc.*	23,780	$1,501,945
Popular, Inc.*	55,465	1,593,509
Willis Group Holdings plc	49,890	2,235,571
Winthrop Realty Trust REIT	59,500	657,475
		12,555,717

Health Care — 13.3%
Air Methods Corp.*^	8,635	503,680
Alere, Inc.*	24,457	885,343
Boston Scientific Corp.*	109,999	1,322,188
Express Scripts Holding Co.*	14,700	1,032,527
Forest Laboratories, Inc.*	3,547	212,926
GlaxoSmithKline plc^	11,561	617,242
Ipsen SA FR	5,000	236,498
Life Technologies Corp.*	6,400	485,120
LifePoint Hospitals, Inc.*	4,725	249,669
Natus Medical, Inc.*	33,400	751,500
Orthofix International NV*	18,032	411,490
Teva Pharmaceutical Industries Ltd., SP ADR	17,000	681,360
UnitedHealth Group, Inc.	4,805	361,817
Universal American Financial Corp.	68,580	500,634
Valeant Pharmaceuticals International, Inc.*	4,675	548,845
		8,800,839

Industrials — 11.0%
Corrections Corp. of America	10,800	346,356
Hub Group, Inc., Class A*	31,500	1,256,220
Illinois Tool Works, Inc.	4,300	361,544
Kennametal, Inc.^	22,300	1,161,161
Pacer International, Inc.*	62,835	519,017
Parker Hannifin Corp.	6,200	797,568
Rpx Corp.*^	11,595	195,956
Southwest Airlines Co.	95,000	1,789,800
United Technologies Corp.	7,600	864,880
		7,292,502

Information Technology — 15.8%
Apple Computer, Inc.♦	1,333	747,961
Baidu, Inc.*	1,335	237,470
Cisco Systems, Inc.♦	78,979	1,773,079
International Business Machines Corp.♦	11,972	2,245,588
Juniper Networks, Inc.*♦	86,985	1,963,251
Linear Technology Corp.^	14,163	645,125

	Shares	Fair Value

Information Technology — 15.8% continued
Microsoft Corp.♦	65,340	$2,445,676
Rovi Corp.*^	13,605	267,883
		10,326,033

Total Common Stocks		$53,658,018

Registered Investment Companies — 25.9%
JPMorgan Prime Money Market Fund, 0.04%S	12,747,582	$12,747,582
Morgan Stanley Prime Portfolio, 0.03%†S	4,271,948	4,271,948

Total Registered Investment Companies		$17,019,530

Total Investment Securities — 107.3%
Cost ($59,497,447)**		$70,677,548

Segregated Cash With Brokers — 11.9%		7,814,451

Securities Sold Short — (11.5)%
(Proceeds $6,120,356)		(7,576,509)

Net Other Assets (Liabilities) — (7.7)%		(5,099,293)

Net Assets — 100.0%		$65,816,197

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $4,408,906.
♦	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $5,928,739.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.

GB – British Security

FR – French Security

REIT – Real Estate Investment Trust

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements

48	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

Schedule of Investments Sold Short

December 31, 2013

Diamond Hill Financial Long-Short Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 11.5%
Consumer Discretionary — 3.6%
Brunswick Corp.	900	$41,454
GameStop Corp.	1,650	81,279
Gap, Inc., The	12,290	480,293
Grand Canyon Education, Inc.*	11,638	507,417
John Wiley & Sons, Inc., Class A	2,255	124,476
Life Time Fitness, Inc.*	8,291	389,677
Macy’s, Inc.	5,101	272,393
Sonic Corp.*	10,600	214,014
Sotheby’s Holdings, Inc.	5,511	293,185
		2,404,188

Financials — 3.7%
BancorpSouth, Inc.	17,000	432,140
Cincinnati Financial Corp.	16,635	871,175
First American Financial Corp.	13,440	379,008
Hanover Insurance Group, Inc.	8,630	515,297
Principal Financial Group, Inc.	4,150	204,637
		2,402,257

Health Care — 0.8%
Covance, Inc.*	1,900	167,314
Healthcare Services Group	4,500	127,665
Hill-Rom Holdings, Inc.	4,500	186,030
		481,009

Industrials — 1.2%
Boeing Co., The	3,600	491,364
Kansas City Southern Industries, Inc.	1,600	198,128
Navistar International Corp.*	3,900	148,941
		838,433

Information Technology — 2.2%
Advent Software, Inc.	17,674	618,413
Akamai Technologies, Inc.*	17,639	832,209
		1,450,622

Total Securities Sold Short — 11.5%
(Proceeds $6,120,356)		$7,576,509

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2013.

See accompanying Notes to Financial Statements

	Shares	Fair Value

Preferred Stock — 0.5%
REITs & Real Estate Management — 0.5%
iStar Financial, Inc. Series F, 1.37%	6,322	$143,699

Total Preferred Stock		$143,699

Common Stocks — 79.3%
Banking Services — 23.4%
Bank of Marin BanCorp	7,395	$320,869
BB&T Corp.	10,790	402,683
Bridge Bancorp, Inc.	16,215	421,590
First Niagara Financial Group, Inc.♦	26,535	281,802
First of Long Island Corp., The	4,560	195,487
First Republic Bank	6,960	364,356
KeyCorp	22,770	305,573
National Penn Bancshares, Inc.	35,930	407,087
PNC Financial Services Group, Inc.♦	12,169	944,071
Popular, Inc.*	57,755	1,659,302
Sterling Bancorp	18,168	242,906
SunTrust Banks, Inc.	8,417	309,830
U.S. Bancorp	6,108	246,763
Wells Fargo & Co.♦	28,711	1,303,479
		7,405,798

Capital Markets — 7.4%
Fortress Investment Group LLC, Class A	160,000	1,369,600
Franklin Resources, Inc.	16,650	961,205
		2,330,805

Consumer Financial Services — 1.0%
Capital One Financial Corp.	4,125	316,016

Financial Services — 13.4%
Bank of New York Mellon Corp., The♦	5,679	198,424
Citigroup, Inc.	30,060	1,566,428
JPMorgan Chase & Co.	25,605	1,497,380
Morgan Stanley♦	31,845	998,659
		4,260,891

Insurance — 23.5%
ACE Ltd.	4,330	448,285
American Equity Investment Life Holding Co.^	17,615	464,684
American International Group, Inc.♦	30,265	1,545,027
Endurance Specialty Holdings Ltd.^	10,885	638,623

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	49

Diamond Hill Financial Long-Short Fund

Schedule of Investments (Continued)

December 31, 2013

	Shares	Fair Value

Common Stocks — 79.3% continued
Insurance — 23.5% continued
Enstar Group Ltd.*	2,765	$384,086
Greenlight Capital Re Ltd., Class A*	9,315	314,009
HCC Insurance Holdings, Inc.	6,560	302,678
Infinity Property & Casualty Corp.	3,005	215,609
Navigators Group, Inc.*	10,350	653,706
Prudential Financial, Inc.	8,455	779,720
Reinsurance Group of America	7,095	549,224
Willis Group Holdings plc	26,180	1,173,126
		7,468,777

IT Services — 1.8%
Vantiv, Inc., Class A*^	17,255	562,686

REITs & Real Estate Management — 7.6%
iStar Financial, Inc. REIT*	110,765	1,580,616
Winthrop Realty Trust REIT	74,715	825,601
		2,406,217

Thirfts & Mortgage Finance — 1.2%
Nationstar Mortgage Holdings, Inc.*^	9,875	364,979

Total Common Stocks		$25,116,169

Registered Investment Companies — 24.3%
JPMorgan Prime Money Market Fund, 0.04%S	6,077,771	$6,077,771
Morgan Stanley Prime Portfolio, 0.03%†S	1,592,160	1,592,160

Total Registered Investment Companies		$7,669,931

Total Investment Securities — 104.1%
(Cost $26,914,488)**		$32,929,799

Segregated Cash With Brokers — 10.4%		3,303,776

Securities Sold Short — (11.1)%
(Proceeds $2,609,440)		(3,527,326)

Net Other Assets (Liabilities) — (3.4)%		(1,079,713)

Net Assets — 100.0%		$31,626,536
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $1,652,047.
♦	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $1,863,591.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

50	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

Schedule of Investments Sold Short

December 31, 2013

Diamond Hill Strategic Income Fund

Schedule of Investments

December 31, 2013

	Shares	Fair Value

Common Stocks — 11.1%
Banking Services — 5.4%
BancorpSouth, Inc.	22,015	$559,621
Bank of The Ozarks, Inc.	7,230	409,146
Home Bancshares, Inc.	14,530	542,696
WesBanco, Inc.	5,975	191,200
		1,702,663

Financial Services — 1.6%
Moody’s Corp.	2,915	228,740
Principal Financial Group, Inc.	6,090	300,298
		529,038

Insurance — 4.1%
Cincinnati Financial Corp.	11,270	590,210
First American Financial Corp.	13,835	390,147
Hanover Insurance Group, Inc.	5,280	315,268
		1,295,625

Total Securities Sold Short — 11.1%
(Proceeds $2,609,440)		$3,527,326

Percentages disclosed are based on total net assets of the Fund at December 31, 2013.

See accompanying Notes to Financial Statements

	Shares/ Par Value	Fair Value

Collateralized Debt Obligations — 0.4%
Alesco Preferred Funding Ltd., Class PPNE, 3/23/35#*	$336,608	$83,246
Alesco Preferred Funding VI, Class PNN, 3/23/35#*	621,631	161,282
Fort Sheridan ABS CDO Ltd., Class PPN2, 11/5/41#*	611,948	180,451
Taberna Preferred Funding Ltd., Class PPN2, 7/5/35#*	1,175,564	304,613

Total Collateralized Debt Obligations		$729,592

Corporate Bonds — 95.8%
Consumer Discretionary — 20.1%
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 4.88%, 11/15/17^	$3,457,000	3,629,850
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19^	3,332,000	3,631,880
Expedia, Inc., 5.95%, 8/15/20	4,600,000	4,973,331
Goodyear Tire & Rubber Co., The, 8.25%, 8/15/20^	2,900,000	3,240,750
Goodyear Tire & Rubber Co., The, 8.75%, 8/15/20	3,826,000	4,476,420
J Crew Group, 8.13%, 3/1/19^	2,975,000	3,123,750
Jarden Corp., 6.13%, 11/15/22^	1,675,000	1,792,250
QVC, Inc., 7.50%, 10/1/19††	3,840,000	4,138,583
Tenneco, Inc., 6.88%, 12/15/20	4,315,000	4,714,138
Vail Resorts, Inc., 6.50%, 5/1/19	3,543,000	3,755,580
		37,476,532

Consumer Staples — 4.3%
Post Holdings, Inc., 7.38%, 2/15/22^	3,720,000	3,980,400
TreeHouse Foods, Inc., 7.75%, 3/1/18	3,865,000	4,048,588
		8,028,988

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	51

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2013

	Shares/ Par Value	Fair Value

Corporate Bonds — 95.8% continued
Energy — 5.2%
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	$4,150,000	$4,492,375
Cimarex Energy Co., 5.88%, 5/1/22^	2,025,000	2,146,500
Diamondback Energy, Inc., 7.63%, 10/1/21††	3,000,000	3,165,000
		9,803,875

Financials — 24.7%
CNA Financial Corp., 6.50%, 8/15/16^	2,165,000	2,434,729
Discover Financial Services, 6.45%, 6/12/17	2,700,000	3,058,371
First Horizon National Corp., 5.38%, 12/15/15	3,000,000	3,224,733
First Tennessee Bank NA, 5.05%, 1/15/15^	1,150,000	1,194,070
iStar Financial, Inc., 4.88%, 7/1/18^	4,725,000	4,707,281
iStar Financial, Inc., Series B, 9.00%, 6/1/17	3,605,000	4,222,356
MGIC Investment Corp., 5.38%, 11/1/15	2,105,000	2,189,200
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 8/1/18	6,540,000	6,654,450
Radian Group, Inc., 9.00%, 6/15/17	4,840,000	5,481,300
Regions Financial Corp., 5.75%, 6/15/15	4,000,000	4,262,096
Symetra Financial Corp., 6.13%, 4/1/16††	4,750,000	5,056,056
Synovus Financial Corp., 5.13%, 6/15/17^	3,725,000	3,846,063
		46,330,705

Health Care — 11.8%
DaVita, Inc., 6.63%, 11/1/20	5,000,000	5,362,500
DaVita, Inc., 6.38%, 11/1/18^	2,000,000	2,100,000
HealthSouth Corp., 7.25%, 10/1/18	3,439,000	3,675,431
Hospira, Inc., 5.20%, 8/12/20	4,175,000	4,326,669

	Shares/ Par Value	Fair Value

Health Care — 11.8% continued
Valeant Pharmaceuticals International, Inc., 7.00%, 10/1/20††	$3,695,000	$3,981,363
Warner Chilcott Co. LLC, 7.75%, 9/15/18	2,335,000	2,527,638
		21,973,601

Industrials — 16.7%
B/E Aerospace, Inc., 6.88%, 10/1/20^	5,685,000	6,239,288
Continental Airlines, Inc., 6.75%, 9/15/15††	6,525,000	6,728,906
United Continental Holdings, Inc., 6.38%, 6/1/18^	5,392,000	5,634,640
United Rentals North America, 7.38%, 5/15/20	5,715,000	6,336,506
US Airways Group, Inc., 6.13%, 6/1/18	6,210,000	6,256,575
		31,195,915

Information Technology — 3.6%
KLA-Tencor Corp., 6.90%, 5/1/18	4,478,000	5,237,585
ManTech International Corp., 7.25%, 4/15/18	1,500,000	1,578,750
		6,816,335

Materials — 3.1%
Owens-Illinois, Inc., 7.80%, 5/15/18	5,071,000	5,857,005

Telecommunication Services — 4.0%
Level 3 Financing, Inc., 8.13%, 7/1/19^	6,775,000	7,418,625

Utilities — 2.3%
Source Gas LLC, 5.90%, 4/1/17††	4,000,000	4,240,472

Total Corporate Bonds		$179,142,053

52	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2013

	Shares/ Par Value	Fair Value

Registered Investment Companies — 11.2%
JPMorgan Prime Money Market Fund, 0.04%S	$3,838,979	$3,838,979
Morgan Stanley Prime Portfolio, 0.03%†S	17,064,883	17,064,883

Total Registered Investment Companies		20,903,862

Total Investment Securities — 107.4%
(Cost $196,361,758)**		$200,775,507

Net Other Assets (Liabilities) — (7.4)%		(13,911,477)

Net Assets — 100.0%		$186,864,030

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
††	Restricted securities not registered under the Securities Act of 1933 and deemed liquid based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Continental Airlines, Inc.	December-11	$6,383,875	$6,728,906	3.6%
Diamondback Energy, Inc.	September-13	3,045,000	3,165,000	1.7%
QVC, Inc.	April-13	4,252,800	4,138,583	2.2%
Source Gas LLC	March-10	3,840,000	4,240,472	2.3%
Symetra Financial Corp.	February-11	4,973,773	5,056,056	2.7%
Valeant Pharmaceuticals International, Inc.	July-12	3,883,331	3,981,363	2.1%

		$26,378,779	$27,310,380	14.6%

#	Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by management:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding Ltd., Series 6A, Class PPNE	March-05	$336,608	$83,246	0.0%
Alesco Preferred Funding VI, Class PNN	December-04	621,631	161,282	0.1%
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2	March-05	509,448	180,451	0.1%
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2	March-05	1,035,359	304,613	0.2%

		$2,503,046	$729,592	0.4%

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2013, was $17,332,155.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2013.
S	Rate represents the daily yield on December 31, 2013.

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	53

Diamond Hill Funds

Tabular Presentation of Schedules of Investments

December 31, 2013

The illustrations below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Diamond Hill Small Cap Fund
Small Cap Fund Sector Allocation	% of Net Assets
Financials	26.5%
Industrials	16.4%
Consumer Discretionary	10.9%
Energy	9.6%
Health Care	6.5%
Consumer Staples	5.6%
Information Technology	5.1%
Utilities	2.4%
Cash and Cash Equivalents	17.0%

100%

Russell 2000 Index Sector Allocation	% of Index
Financials	22.3%
Industrials	14.9%
Consumer Discretionary	13.9%
Energy	4.7%
Health Care	13.5%
Consumer Staples	3.6%
Information Technology	16.9%
Utilities	3.3%
Materials	5.5%
Other	0.7%
Telecom	0.7%

100%

Diamond Hill Small-Mid Cap Fund
Small-Mid Cap Fund Sector Allocation	% of Net Assets
Financials	27.4%
Industrials	14.5%
Consumer Staples	12.9%
Health Care	11.9%
Consumer Discretionary	9.5%
Energy	8.7%
Information Technology	6.2%
Utilities	2.5%
Cash and Cash Equivalents	8.4%
Other
Net Other Assets (Liabilities)	-2.0%

100%

Russell 2500 Index Sector Allocation	% of Index
Financials	22.5%
Industrials	16.0%
Consumer Staples	2.9%
Health Care	10.7%
Consumer Discretionary	14.8%
Energy	5.1%
Information Technology	14.9%
Utilities	4.6%
Materials	7.1%
Telecom	0.9%
Other	0.5%

100%

54	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2013

Diamond Hill Large Cap Fund
Large Cap Fund Sector Allocation	% of Net Assets
Financials	24.1%
Health Care	13.7%
Industrials	13.7%
Consumer Staples	13.2%
Consumer Discretionary	12.6%
Energy	10.3%
Information Technology	10.1%
Materials	1.0%
Cash and Cash Equivalents	1.3%

100%

Russell 1000 Index Sector Allocation	% of Index
Financials	16.9%
Health Care	12.6%
Industrials	11.5%
Consumer Staples	8.3%
Consumer Discretionary	13.9%
Energy	9.6%
Information Technology	18.2%
Materials	3.8%
Utilities	3.0%
Telecom	2.2%

100%

Diamond Hill Select Fund
Select Fund Sector Allocation	% of Net Assets
Financials	25.6%
Information Technology	16.5%
Health Care	15.8%
Industrials	14.5%
Consumer Discretionary	10.8%
Energy	7.8%
Consumer Staples	4.1%
Cash and Cash Equivalents	4.6%
Other
Net Other Assets (Liabilities)	0.3%

100%

Russell 3000 Index Sector Allocation	% of Index
Financials	17.3%
Information Technology	18.1%
Health Care	12.6%
Industrials	11.8%
Consumer Discretionary	13.9%
Energy	9.2%
Consumer Staples	7.9%
Materials	3.9%
Utilities	3.0%
Telecom	2.1%
Other	0.2%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	55

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2013

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	20.0%
Industrials	11.7%
Consumer Discretionary	11.2%
Health Care	10.5%
Consumer Staples	9.9%
Energy	9.4%
Information Technology	8.0%
Materials	1.1%
Cash and Cash Equivalents	17.0%

Short Portfolio Sector Allocation	% of Net Assets
Financials	-2.9%
Industrials	-3.7%
Consumer Discretionary	-10.3%
Health Care	-0.7%
Consumer Staples	-1.0%
Information Technology	-2.9%
Telcom	-0.6%
Utilities	-0.2%
Other
Segregated Cash With Brokers	23.3%
Net Other Assets (Liabilities)	0.2%

100%

Russell 1000 Index Sector Allocation	% of Index
Financials	16.9%
Industrials	11.5%
Consumer Discretionary	13.9%
Health Care	12.6%
Consumer Staples	8.3%
Energy	9.6%
Information Technology	18.2%
Materials	3.8%
Telcom	2.2%
Utilities	3.0%

100%

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	19.1%
Information Technology	15.8%
Health Care	13.3%
Consumer Discretionary	12.0%
Industrials	11.0%
Consumer Staples	7.3%
Energy	2.9%
Cash and Cash Equivalents	19.4%

Short Portfolio Sector Allocation	% of Net Assets
Financials	-3.7%
Information Technology	-2.2%
Health Care	-0.8%
Consumer Discretionary	-3.6%
Industrials	-1.2%
Other
Segregated Cash With Brokers	11.7%
Net Other Assets (Liabilities)	-1.0%

100%

Russell 3000 Index Sector Allocation	% of Index
Financials	17.3%
Information Technology	18.1%
Health Care	12.6%
Consumer Discretionary	13.9%
Industrials	11.8%
Consumer Staples	7.9%
Energy	9.2%
Materials	3.9%
Utilities	3.0%
Telcom	2.1%
Other	0.2%

100%

56	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2013

Diamond Hill Financial Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Insurance	23.5%
Banking Services	23.4%
Financial Services	13.4%
REITs & Real Estate Management	8.1%
Capital Markets	7.4%
Other	3.0%
Consumer Financial Services	1.0%
Cash and Cash Equivalents	19.2%

Short Portfolio Sector Allocation	% of Net Assets
Insurance	-4.1%
Banking Services	-5.4%
Financial Services	-1.6%
Other
Segregated Cash With Brokers	10.4%
Net Other Assets (Liabilities)	1.7%

100%

S&P Composite 1500 Financials Index Sector Allocation	% of Index
Insurance	18.6%
Banking Services	18.5%
Financial Services	28.4%
REITs & Real Estate Management	15.5%
Capital Markets	13.5%
Consumer Financial Services	5.5%

100%

Diamond Hill Strategic Income Fund
Strategic Income Fund Sector Allocation	% of Net Assets
Financials	24.7%
Consumer Discretionary	20.1%
Industrials	16.7%
Health Care	11.8%
Energy	5.2%
Consumer Staples	4.3%
Telcom	4.0%
Information Technology	3.6%
Materials	3.1%
Utilities	2.3%
Other	0.4%
Cash and Cash Equivalents	2.1%
Other
Net Other Assets (Liabilities)	1.7%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	57

Diamond Hill Funds

Statements of Assets & Liabilities

December 31, 2013

	Small Cap Fund	Small-Mid Cap Fund
Assets
Total investment securities, at cost	$1,040,758,884	$322,651,907
Investment securities, at fair value — including $125,069,448, $44,455,344, $77,706,128, $1,989,207, $63,597,229, $4,408,906, $1,652,047 and $17,332,155 of securities loaned	$1,391,460,278	$385,882,035
Cash received as collateral for securities loaned	6,407,106	2,272,271
Deposits with brokers for securities sold short	—	—
Receivable for fund shares issued	2,220,321	813,516
Receivable for dividends and interest	1,202,468	423,426
Receivable for investments sold	14,387	—
Total Assets	1,401,304,560	389,391,248

Liabilities
Securities sold short, at fair value (proceeds $—, $—, $—, $—, $488,405,574, $6,120,356, $2,609,440 and $—)	—	—
Payable for securities purchased	—	7,763,804
Payable for expenses and fees on securities sold short	—	—
Payable for fund shares redeemed	2,373,691	148,432
Payable for return of collateral received	128,142,118	45,445,422
Payable to Investment Adviser	847,821	204,393
Payable to Administrator	252,947	55,392
Accrued distribution and service fees	159,437	28,196
Payable to accountant and custodian	16,236	3,638
Total Liabilities	131,792,250	53,649,277

Net Assets	$1,269,512,310	$335,741,971

Components of Net Assets
Paid-in capital	$911,836,182	$267,370,355
Accumulated net investment income (loss)	(361,185)	47,250
Accumulated net realized gains (losses) from investment transactions	7,335,919	5,094,238
Net unrealized appreciation (depreciation) on investments	350,701,394	63,230,128
Net Assets	$1,269,512,310	$335,741,971

Net Assets
Class A Shares	$571,166,515	$61,563,370
Class C Shares	$46,475,741	$19,184,322
Class I Shares	$550,844,499	$148,926,770
Class Y Shares	$101,025,555	$106,067,509

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	17,458,208	3,471,441
Class C Shares	1,564,946	1,141,917
Class I Shares	16,643,748	8,335,749
Class Y Shares	3,052,916	5,934,019

Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$32.72	$17.73
Class C Shares(A)	$29.70	$16.80
Class I Shares	$33.10	$17.87
Class Y Shares	$33.09	$17.87

Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$34.44	$18.66

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

58	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Large Cap Fund	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund

$1,888,483,370	$52,913,279	$2,191,781,108	$59,497,447	$26,914,488	$196,361,758
$2,605,531,668	$69,547,525	$3,043,561,921	$70,677,548	$32,929,799	$200,775,507
3,999,085	101,537	3,297,347	224,839	83,798	898,152
—	—	702,702,664	7,672,760	3,303,776	—
2,625,779	182,262	10,160,159	50,253	253,732	935,057
4,157,257	65,012	4,455,428	73,458	27,558	2,802,746
—	—	63,265,899	—	464,589	—
2,616,313,789	69,896,336	3,827,443,418	78,698,858	37,063,252	205,411,462

—	—	673,408,020	7,576,509	3,527,326	—
—	—	63,290,460	702,125	143,746	—
—	—	602,552	14,080	7,349	—
4,356,793	47,946	4,643,765	24,222	43,258	431,727
79,981,692	2,030,740	65,946,949	4,496,787	1,675,958	17,963,035
1,154,619	39,154	2,220,309	54,942	26,163	79,942
486,053	13,151	599,956	11,745	6,541	39,316
226,698	6,402	286,392	1,772	6,174	31,145
28,122	681	56,528	479	201	2,267
86,233,977	2,138,074	811,054,931	12,882,661	5,436,716	18,547,432

$2,530,079,812	$67,758,262	$3,016,388,487	$65,816,197	$31,626,536	$186,864,030

$1,785,468,183	$49,569,864	$2,674,711,489	$54,553,238	$37,534,450	$196,632,832
3,375,180	271,882	—	(28,842)	(27,019)	263,278
24,188,151	1,282,270	(325,101,369)	1,567,853	(10,978,320)	(14,445,829)
717,048,298	16,634,246	666,778,367	9,723,948	5,097,425	4,413,749
$2,530,079,812	$67,758,262	$3,016,388,487	$65,816,197	$31,626,536	$186,864,030

$878,903,180	$8,904,717	$858,112,294	$6,836,351	$17,851,795	$39,801,410
$53,240,988	$5,533,046	$130,387,753	$494,113	$2,957,822	$26,126,136
$1,295,477,452	$46,786,841	$1,859,053,712	$43,017,803	$10,816,919	$117,009,320
$302,458,192	$6,533,658	$168,834,728	$15,467,930	$—	$3,927,164

40,898,781	685,001	38,552,985	299,545	984,879	3,557,734
2,574,886	436,867	6,315,129	21,969	173,941	2,338,711
60,017,728	3,606,420	82,538,266	1,878,878	597,721	10,481,408
14,010,555	503,109	7,496,095	674,919	—	351,865

$21.49	$13.00	$22.26	$22.82	$18.13	$11.19
$20.68	$12.67	$20.65	$22.49	$17.00	$11.17
$21.58	$12.97	$22.52	$22.90	$18.10	$11.16
$21.59	$12.99	$22.52	$22.92	$—	$11.16

5.00%	5.00%	5.00%	5.00%	5.00%	3.50%
$22.62	$13.68	$23.43	$24.02	$19.08	$11.60

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	59

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2013

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Investment Income
Dividends	$12,810,763	$3,341,717	$42,144,399	$981,562
Interest	—	—	151	8
Securities lending income	582,482	30,400	48,312	2,469
Total Investment Income	13,393,245	3,372,117	42,192,862	984,039

Expenses
Investment advisory fees	8,274,725	1,616,596	11,666,370	422,284
Administration fees	2,469,181	434,772	4,866,240	141,057
Distribution fees — Class A	1,237,448	92,170	1,906,278	21,065
Distribution and service fees — Class C	386,279	138,622	422,793	41,295
Accounting and custody fees	145,938	27,650	249,435	9,296
Total Expenses	12,513,571	2,309,810	19,111,116	634,997

Net Investment Income (Loss)	879,674	1,062,307	23,081,746	349,042

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	95,774,634	20,192,524	138,434,603	12,311,674
Net change in unrealized appreciation (depreciation) on investments	234,355,040	47,504,291	483,885,254	9,446,142
Net Realized and Unrealized Gains (Losses) on Investments	330,129,674	67,696,815	622,319,857	21,757,816

Change in Net Assets from Operations	$331,009,348	$68,759,122	$645,401,603	$22,106,858

See accompanying Notes to Financial Statements.

60	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2013

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Investment Income
Dividends	$43,623,325	$656,507	$301,913	$4,523
Interest	—	—	6	10,755,685
Securities lending income	54,879	40,348	3,606	25,162
Foreign taxes withheld	—	(559)	—	—
Total Investment Income	43,678,204	696,296	305,525	10,785,370

Expenses
Investment advisory fees	24,187,941	502,789	221,359	897,034
Administration fees	6,568,178	104,371	55,339	442,514
Distribution fees — Class A	1,734,343	9,941	32,751	104,340
Distribution and service fees — Class C	1,150,855	2,893	17,093	268,717
Accounting and custody fees	340,089	8,814	4,169	27,933
Expenses and fees on securities sold short	12,444,714	139,195	42,641	—
Total Expenses	46,426,120	768,003	373,352	1,740,538

Net Investment Income (Loss)	(2,747,916)	(71,707)	(67,827)	9,044,832

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	203,510,573	5,898,271	2,622,718	2,476,137
Net realized gains (losses) on closed short positions	(42,885,934)	(247,513)	(124,201)	—
Net realized gains (losses) on foreign currency transactions	—	(12)	—	—
Net change in unrealized appreciation (depreciation) on investments	386,363,411	7,153,341	3,423,470	(2,572,800)
Net Realized and Unrealized Gains (Losses) on Investments	546,988,050	12,804,087	5,921,987	(96,663)

Change in Net Assets from Operations	$544,240,134	$12,732,380	$5,854,160	$8,948,169

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	61

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
From Operations
Net investment income (loss)	$879,674	$3,167,850	$1,062,307	$272,871
Net realized gains (losses) on security sales	95,774,634	30,129,454	20,192,524	3,714,329
Net change in unrealized appreciation (depreciation) on investments	234,355,040	64,030,020	47,504,291	9,479,780
Change in Net Assets from Operations	331,009,348	97,327,324	68,759,122	13,466,980

Distributions to Shareholders
From net investment income:
Class A	(533,519)	(1,330,780)	(115,412)	(4,470)
Class I	(1,791,199)	(1,718,094)	(478,883)	(154,313)
Class Y	(444,562)	(488,929)	(441,840)	(140,210)
From net realized gains on investments
Class A	(34,347,875)	(14,700,458)	(2,423,480)	(541,059)
Class C	(3,002,406)	(1,199,637)	(817,146)	(269,679)
Class I	(32,082,848)	(10,631,813)	(5,974,114)	(1,487,194)
Class Y	(5,666,701)	(2,291,039)	(4,110,398)	(861,022)
Change in Net Assets from Distributions to Shareholders	(77,869,110)	(32,360,750)	(14,361,273)	(3,457,947)
Change in net assets from capital transactions	234,171,643	(59,891,817)	168,113,682	34,164,984

Total Change in Net Assets	487,311,881	5,074,757	222,511,531	44,174,017

Net Assets:
Beginning of period	782,200,429	777,125,672	113,230,440	69,056,423
End of period	$1,269,512,310	$782,200,429	$335,741,971	$113,230,440
Accumulated Net Investment Income (Loss)	$(361,185)	$—	$47,250	$21,078

See accompanying Notes to Financial Statements.

62	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
Capital Transactions:
Class A
Proceeds from shares sold	$165,177,369	$92,315,984	$38,242,590	$7,582,329
Reinvested distributions	30,242,858	14,016,747	2,421,734	490,305
Payments for shares redeemed	(138,668,826)	(182,981,707)	(7,936,194)	(8,080,590)
Change in Net Assets from Class A Share Transactions	56,751,401	(76,648,976)	32,728,130	(7,956)
Class C
Proceeds from shares sold	9,707,889	3,339,208	7,652,948	1,395,884
Reinvested distributions	2,629,701	1,062,556	662,650	210,408
Payments for shares redeemed	(4,847,800)	(8,481,300)	(1,866,100)	(1,456,120)
Change in Net Assets from Class C Share Transactions	7,489,790	(4,079,536)	6,449,498	150,172
Class I
Proceeds from shares sold	225,280,544	98,789,866	83,551,819	16,592,523
Reinvested distributions	28,099,503	10,401,478	6,179,065	1,535,572
Payments for shares redeemed	(101,483,831)	(151,778,830)	(18,344,466)	(13,138,069)
Change in Net Assets from Class I Share Transactions	151,896,216	(42,587,486)	71,386,418	4,990,026
Class Y
Proceeds from shares sold	33,561,017	62,199,978	64,314,644	29,721,385
Reinvested distributions	3,773,497	2,770,079	3,290,464	691,728
Payments for shares redeemed	(19,300,278)	(1,545,876)	(10,055,472)	(1,380,371)
Change in Net Assets from Class Y Share Transactions	18,034,236	63,424,181	57,549,636	29,032,742
Change in net assets from capital transactions:	$234,171,643	$(59,891,817)	$168,113,682	$34,164,984
Share Transactions:
Class A
Issued	5,415,775	3,749,172	2,330,744	603,958
Reinvested	945,435	571,180	140,712	37,949
Redeemed	(4,550,379)	(7,395,743)	(493,468)	(639,668)
Change in shares outstanding	1,810,831	(3,075,391)	1,977,988	2,239
Class C
Issued	345,369	146,151	488,475	115,941
Reinvested	90,648	47,099	40,754	17,051
Redeemed	(175,434)	(372,953)	(118,701)	(120,692)
Change in shares outstanding	260,583	(179,703)	410,528	12,300
Class I
Issued	7,187,816	3,955,958	5,033,134	1,305,500
Reinvested	866,046	419,414	355,716	118,121
Redeemed	(3,248,208)	(6,035,146)	(1,105,337)	(1,063,447)
Change in shares outstanding	4,805,654	(1,659,774)	4,283,513	360,174
Class Y
Issued	1,042,811	2,467,003	4,004,439	2,396,490
Reinvested	116,151	111,742	189,056	53,210
Redeemed	(623,502)	(61,289)	(602,726)	(106,450)
Change in shares outstanding	535,460	2,517,456	3,590,769	2,343,250
Change in shares	7,412,528	(2,397,412)	10,262,798	2,717,963

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	63

Diamond Hill Funds

Statements of Changes in Net Assets

	Large Cap Fund		Select Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
From Operations
Net investment income (loss)	$23,081,746	$23,131,400	$349,042	$697,744
Net realized gains (losses) on security sales	138,434,603	66,945,646	12,311,674	1,927,404
Net change in unrealized appreciation (depreciation) on investments	483,885,254	82,462,094	9,446,142	2,765,760
Change in Net Assets from Operations	645,401,603	172,539,140	22,106,858	5,390,908

Distributions to Shareholders
From net investment income:
Class A	(6,747,239)	(7,686,137)	(58,077)	(55,677)
Class C	(139,928)	(192,790)	(12,751)	—
Class I	(12,890,969)	(11,551,812)	(420,708)	(437,925)
Class Y	(3,306,084)	(3,698,722)	(67,107)	(68,257)
From net realized gains on investments
Class A	(33,542,957)	(1,701,263)	(1,126,599)	(177,974)
Class C	(2,081,765)	(95,354)	(717,235)	(78,031)
Class I	(48,662,043)	(2,194,710)	(5,839,372)	(975,189)
Class Y	(11,860,159)	(613,387)	(823,726)	(134,657)
Change in Net Assets from Distributions to Shareholders	(119,231,144)	(27,734,175)	(9,065,575)	(1,927,710)
Change in net assets from capital transactions	338,093,297	213,266,718	(3,982,244)	9,147,226

Total Change in Net Assets	864,263,756	358,071,683	9,059,039	12,610,424

Net Assets:
Beginning of period	1,665,816,056	1,307,744,373	58,699,223	46,088,799
End of period	$2,530,079,812	$1,665,816,056	$67,758,262	$58,699,223
Accumulated Net Investment Income (Loss)	$3,375,180	$3,377,654	$271,882	$481,483

See accompanying Notes to Financial Statements.

64	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Large Cap Fund		Select Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
Capital Transactions:
Class A
Proceeds from shares sold	$248,239,786	$188,087,012	$5,520,970	$1,855,487
Reinvested distributions	38,836,172	8,970,570	1,053,131	218,009
Payments for shares redeemed	(215,590,426)	(231,818,748)	(7,262,672)	(2,963,396)
Change in Net Assets from Class A Share Transactions	71,485,532	(34,761,166)	(688,571)	(889,900)
Class C
Proceeds from shares sold	14,413,166	5,166,453	1,604,721	271,336
Reinvested distributions	1,983,502	250,246	511,932	57,219
Payments for shares redeemed	(6,639,393)	(5,710,528)	(560,024)	(947,282)
Change in Net Assets from Class C Share Transactions	9,757,275	(293,829)	1,556,629	(618,727)
Class I
Proceeds from shares sold	460,966,189	377,650,394	14,747,954	15,474,051
Reinvested distributions	56,849,085	12,535,349	6,137,359	1,066,468
Payments for shares redeemed	(265,423,375)	(361,443,859)	(25,003,837)	(11,571,208)
Change in Net Assets from Class I Share Transactions	252,391,899	28,741,884	(4,118,524)	4,969,311
Class Y
Proceeds from shares sold	94,306,770	228,256,655	986,885	5,841,735
Proceeds from shares sold — in-kind	—	2,786,568	—	—
Reinvested distributions	14,585,063	3,654,990	849,213	161,753
Payments for shares redeemed	(104,433,242)	(15,118,384)	(2,567,876)	(316,946)
Change in Net Assets from Class Y Share Transactions	4,458,591	219,579,829	(731,778)	5,686,542
Change in net assets from capital transactions:	$338,093,297	$213,266,718	$(3,982,244)	$9,147,226
Share Transactions:
Class A
Issued	12,461,646	11,732,062	420,223	175,939
Reinvested	1,856,512	549,670	83,536	21,145
Redeemed	(10,745,402)	(14,616,139)	(563,124)	(285,690)
Change in shares outstanding	3,572,756	(2,334,407)	(59,365)	(88,606)
Class C
Issued	742,624	333,847	122,894	26,956
Reinvested	99,272	15,870	41,871	5,654
Redeemed	(350,984)	(372,346)	(46,966)	(95,151)
Change in shares outstanding	490,912	(22,629)	117,799	(62,541)
Class I
Issued	22,942,850	23,480,044	1,232,972	1,476,125
Reinvested	2,697,837	764,817	486,641	103,641
Redeemed	(13,258,578)	(22,200,954)	(2,127,353)	(1,119,053)
Change in shares outstanding	12,382,109	2,043,907	(407,740)	460,713
Class Y
Issued	4,870,973	14,014,442	82,490	568,795
Issued — in-kind	—	173,402	—	—
Reinvested	691,318	223,137	67,243	15,719
Redeemed	(5,050,304)	(912,413)	(201,479)	(29,659)
Change in shares outstanding	511,987	13,498,568	(51,746)	554,855
Change in shares	16,957,764	13,185,439	(401,052)	864,421

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	65

Diamond Hill Funds

Statements of Changes in Net Assets

	Long-Short Fund		Research Opportunities Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012(A)
From Operations
Net investment income (loss)	$(2,747,916)	$9,627,599	$(71,707)	$78,824
Net realized gains (losses) on security sales	203,510,573	123,328,557	5,898,271	210,422
Net realized gains (losses) on closed short positions	(42,885,934)	3,356,592	(247,513)	112,547
Net realized gains (losses) on foreign currency transactions	—	—	(12)	—
Net change in unrealized appreciation (depreciation) on investments	386,363,411	30,978,764	7,153,341	2,570,607
Change in Net Assets from Operations	544,240,134	167,291,512	12,732,380	2,972,400

Distributions to Shareholders
From net investment income:
Class A	(1,895,312)	(481,377)	—	(920)
Class I	(7,019,064)	(5,398,618)	(15,692)	(39,149)
Class Y	(713,266)	(429,039)	(19,853)	(42,459)
From net realized gains on investments
Class A	—	—	(378,678)	(11,368)
Class C	—	—	(30,078)	(1,528)
Class I	—	—	(2,519,666)	(162,885)
Class Y	—	—	(952,360)	(118,699)
Change in Net Assets from Distributions to Shareholders	(9,627,642)	(6,309,034)	(3,916,327)	(377,008)
Change in net assets from capital transactions	206,628,459	268,323,808	28,182,596	26,222,156

Total Change in Net Assets	741,240,951	429,306,286	36,998,649	28,817,548

Net Assets:
Beginning of period	2,275,147,536	1,845,841,250	28,817,548	—
End of period	$3,016,388,487	$2,275,147,536	$65,816,197	$28,817,548
Accumulated Net Investment Income (Loss)	$—	$9,627,549	$(28,842)	$1,698

(A)	Inception date of the Fund is December 30, 2011. Fund commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

66	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Long-Short Fund		Research Opportunities Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012(A)
Capital Transactions:
Class A
Proceeds from shares sold	$423,707,255	$178,400,411	$5,961,001	$1,512,012
Reinvested distributions	1,400,669	351,948	375,385	12,118
Payments for shares redeemed	(236,227,305)	(200,387,209)	(1,119,135)	(435,488)
Change in Net Assets from Class A Share Transactions	188,880,619	(21,634,850)	5,217,251	1,088,642
Class C
Proceeds from shares sold	21,761,845	6,096,610	304,069	143,504
Reinvested distributions	—	—	19,039	597
Payments for shares redeemed	(17,232,284)	(31,085,293)	(21,266)	(41)
Change in Net Assets from Class C Share Transactions	4,529,561	(24,988,683)	301,842	144,060
Class I
Proceeds from shares sold	826,268,492	577,978,176	21,221,626	21,079,703
Reinvested distributions	3,004,906	1,762,762	2,425,927	192,853
Payments for shares redeemed	(882,010,369)	(346,261,846)	(1,938,550)	(7,182,594)
Change in Net Assets from Class I Share Transactions	(52,736,971)	233,479,092	21,709,003	14,089,962
Class Y
Proceeds from shares sold	107,214,613	100,293,210	971,712	10,911,862
Reinvested distributions	536,170	427,791	127,533	12,279
Payments for shares redeemed	(41,795,533)	(19,252,752)	(144,745)	(24,649)
Change in Net Assets from Class Y Share Transactions	65,955,250	81,468,249	954,500	10,899,492
Change in net assets from capital transactions:	$206,628,459	$268,323,808	$28,182,596	$26,222,156
Share Transactions:
Class A
Issued	20,427,417	10,106,080	271,231	83,966
Reinvested	63,009	19,552	16,924	669
Redeemed	(11,342,338)	(11,347,924)	(49,664)	(23,581)
Change in shares outstanding	9,148,088	(1,222,292)	238,491	61,054
Class C
Issued	1,122,301	370,191	13,931	8,086
Reinvested	—	—	871	33
Redeemed	(915,518)	(1,886,870)	(950)	(2)
Change in shares outstanding	206,783	(1,516,679)	13,852	8,117
Class I
Issued	39,656,689	32,347,052	985,371	1,273,886
Reinvested	133,613	96,855	108,978	10,638
Redeemed	(41,967,509)	(19,377,015)	(85,942)	(414,053)
Change in shares outstanding	(2,177,207)	13,066,892	1,008,407	870,471
Class Y
Issued	4,902,596	5,584,570	45,740	630,924
Reinvested	23,840	23,505	5,716	677
Redeemed	(1,975,140)	(1,063,276)	(6,810)	(1,328)
Change in shares outstanding	2,951,296	4,544,799	44,646	630,273
Change in shares	10,128,960	14,872,720	1,305,396	1,569,915

(A)	Inception date of the Fund is December 30, 2011. Fund commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	67

Diamond Hill Funds

Statements of Changes in Net Assets

	Financial Long-Short Fund		Strategic Income Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
From Operations
Net investment income (loss)	$(67,827)	$56,444	$9,044,832	$9,464,992
Net realized gains (losses) on security sales	2,622,718	711,754	2,476,137	564,733
Net realized gains (losses) on closed short positions	(124,201)	15,430	—	—
Net change in unrealized appreciation (depreciation) on investments	3,423,470	1,725,138	(2,572,800)	5,116,229
Change in Net Assets from Operations	5,854,160	2,508,766	8,948,169	15,145,954

Distributions to Shareholders
From net investment income:
Class A	—	(39,291)	(2,028,579)	(2,456,527)
Class C	—	—	(1,115,927)	(1,292,950)
Class I	—	(32,438)	(5,535,511)	(5,662,671)
Class Y	—	—	(213,357)	(106,908)
Change in Net Assets from Distributions to Shareholders	—	(71,729)	(8,893,374)	(9,519,056)
Change in net assets from capital transactions	13,159,707	1,146,030	8,381,314	26,770,493

Total Change in Net Assets	19,013,867	3,583,067	8,436,109	32,397,391

Net Assets:
Beginning of period	12,612,669	9,029,602	178,427,921	146,030,530
End of period	$31,626,536	$12,612,669	$186,864,030	$178,427,921
Accumulated Net Investment Income (Loss)	$(27,019)	$—	$263,278	$111,720

See accompanying Notes to Financial Statements.

68	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Financial Long-Short Fund		Strategic Income Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
Capital Transactions:
Class A
Proceeds from shares sold	$10,490,996	$1,666,721	$12,464,286	$15,180,687
Reinvested distributions	—	30,991	1,545,137	1,774,383
Payments for shares redeemed	(3,967,741)	(2,199,237)	(18,588,448)	(12,955,470)
Change in Net Assets from Class A Share Transactions	6,523,255	(501,525)	(4,579,025)	3,999,600
Class C
Proceeds from shares sold	1,904,919	99,295	4,441,821	7,160,477
Reinvested distributions	—	—	589,609	671,544
Payments for shares redeemed	(180,733)	(269,282)	(6,689,744)	(4,635,232)
Change in Net Assets from Class C Share Transactions	1,724,186	(169,987)	(1,658,314)	3,196,789
Class I
Proceeds from shares sold	9,827,355	2,419,317	27,028,588	28,601,026
Reinvested distributions	—	15,030	4,243,707	4,232,173
Payments for shares redeemed	(4,915,089)	(616,805)	(18,070,663)	(15,733,634)
Change in Net Assets from Class I Share Transactions	4,912,266	1,817,542	13,201,632	17,099,565
Class Y
Proceeds from shares sold	—	—	4,100,685	2,472,263
Reinvested distributions	—	—	202,958	94,167
Payments for shares redeemed	—	—	(2,886,622)	(91,891)
Change in Net Assets from Class Y Share Transactions	—	—	1,417,021	2,474,539
Change in net assets from capital transactions:	$13,159,707	$1,146,030	$8,381,314	$26,770,493
Share Transactions:
Class A
Issued	629,506	139,712	1,114,827	1,368,497
Reinvested	—	2,372	138,609	159,937
Redeemed	(238,627)	(180,852)	(1,663,010)	(1,164,264)
Change in shares outstanding	390,879	(38,768)	(409,574)	364,170
Class C
Issued	120,474	8,707	397,803	646,098
Reinvested	—	—	52,965	60,596
Redeemed	(12,077)	(23,044)	(600,972)	(417,210)
Change in shares outstanding	108,397	(14,337)	(150,204)	289,484
Class I
Issued	598,221	196,951	2,425,873	2,586,603
Reinvested	—	1,154	381,497	382,142
Redeemed	(298,665)	(51,190)	(1,619,623)	(1,418,356)
Change in shares outstanding	299,556	146,915	1,187,747	1,550,389
Class Y
Issued	—	—	366,054	225,420
Reinvested	—	—	18,272	8,501
Redeemed	—	—	(257,975)	(8,407)
Change in shares outstanding	—	—	126,351	225,514
Change in shares	798,832	93,810	754,320	2,429,557

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	69

Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$24.95	—	(C)(D)	9.86	9.86
For the year ended December 31, 2012	$23.04	0.07	(C)	2.88	2.95
For the year ended December 31, 2011	$25.80	(0.08)		(1.80)	(1.88)
For the year ended December 31, 2010	$21.31	(0.05)		4.95	4.90
For the year ended December 31, 2009	$16.53	(0.01)		4.79	4.78

Class C
For the year ended December 31, 2013	$22.94	(0.21	)(C)	9.03	8.82
For the year ended December 31, 2012	$21.34	(0.10	)(C)	2.65	2.55
For the year ended December 31, 2011	$24.14	(0.25)		(1.67)	(1.92)
For the year ended December 31, 2010	$20.12	(0.16)		4.59	4.43
For the year ended December 31, 2009	$15.72	(0.13)		4.53	4.40

Class I
For the year ended December 31, 2013	$25.21	0.07	(C)	9.98	10.05
For the year ended December 31, 2012	$23.27	0.14	(C)	2.90	3.04
For the year ended December 31, 2011	$26.01	(0.01)		(1.82)	(1.83)
For the year ended December 31, 2010	$21.41	—	(D)	5.01	5.01
For the year ended December 31, 2009	$16.55	0.04		4.83	4.87

Class Y(E)
For the year ended December 31, 2013	$25.20	0.12	(C)	9.97	10.09
For the year ended December 31, 2012	$23.27	0.20	(C)	2.88	3.08

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

70	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.03)	(2.06)	(2.09)	$32.72	39.70%	$571,167	1.31%	(0.01)%	43%
(0.09)	(0.95)	(1.04)	$24.95	12.88%	$390,371	1.31%	0.30%	13%
—	(0.88)	(0.88)	$23.04	(7.17)%	$431,313	1.33%	(0.32)%	28%
—	(0.41)	(0.41)	$25.80	22.99%	$501,237	1.37%	(0.24)%	35%
—	—	—	$21.31	28.92%	$438,722	1.38%	(0.09)%	47%

—	(2.06)	(2.06)	$29.70	38.64%	$46,476	2.06%	(0.76)%	43%
—	(0.95)	(0.95)	$22.94	12.04%	$29,917	2.06%	(0.45)%	13%
—	(0.88)	(0.88)	$21.34	(7.83)%	$31,664	2.08%	(1.07)%	28%
—	(0.41)	(0.41)	$24.14	22.01%	$35,093	2.12%	(0.96)%	35%
—	—	—	$20.12	27.99%	$23,172	2.13%	(0.83)%	47%

(0.10)	(2.06)	(2.16)	$33.10	40.08%	$550,844	1.06%	0.22%	43%
(0.15)	(0.95)	(1.10)	$25.21	13.17%	$298,473	1.06%	0.56%	13%
(0.03)	(0.88)	(0.91)	$23.27	(6.91)%	$314,149	1.04%	(0.03)%	28%
—	(0.41)	(0.41)	$26.01	23.39%	$312,295	1.00%	0.20%	35%
(0.01)	—	(0.01)	$21.41	29.43%	$106,561	0.99%	0.30%	47%

(0.14)	(2.06)	(2.20)	$33.09	40.25%	$101,026	0.91%	0.40%	43%
(0.20)	(0.95)	(1.15)	$25.20	13.34%	$63,439	0.91%	0.82%	13%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	71

Small-Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$13.13	0.04	(C)	5.35	5.39
For the year ended December 31, 2012	$11.71	0.02	(C)	1.78	1.80
For the year ended December 31, 2011	$12.56	—	(D)	(0.53)	(0.53)
For the year ended December 31, 2010	$10.22	(0.04)		2.38	2.34
For the year ended December 31, 2009	$7.26	0.03		2.93	2.96

Class C
For the year ended December 31, 2013	$12.54	(0.07	)(C)	5.09	5.02
For the year ended December 31, 2012	$11.28	(0.07	)(C)	1.71	1.64
For the year ended December 31, 2011	$12.21	(0.06)		(0.55)	(0.61)
For the year ended December 31, 2010	$10.00	(0.05)		2.26	2.21
For the year ended December 31, 2009	$7.15	(0.04)		2.89	2.85

Class I
For the year ended December 31, 2013	$13.21	0.09	(C)	5.38	5.47
For the year ended December 31, 2012	$11.78	0.05	(C)	1.80	1.85
For the year ended December 31, 2011	$12.61	0.04		(0.54)	(0.50)
For the year ended December 31, 2010	$10.23	0.02		2.37	2.39
For the year ended December 31, 2009	$7.25	0.04		2.96	3.00

Class Y(F)
For the year ended December 31, 2013	$13.20	0.12	(C)	5.38	5.50
For the year ended December 31, 2012	$11.78	0.09	(C)	1.77	1.86

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

72	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.03)	(0.76)	(0.79)	$17.73	41.25%	$61,563	1.26%	0.27%	35%
—	(D)	(0.38)	(0.38)	$13.13	15.43%	$19,607	1.26%	0.15%	26%
—	(0.32)	(0.32)	$11.71	(4.19)%	$17,461	1.28%	—	%(E)	48%
—	—	(D)	—	(D)	$12.56	23.03%	$17,216	1.32%	(0.17)%	35%
—	—	—	$10.22	40.77%	$8,616	1.33%	0.17%	74%

—	(0.76)	(0.76)	$16.80	40.21%	$19,184	2.01%	(0.45)%	35%
—	(0.38)	(0.38)	$12.54	14.57%	$9,169	2.01%	(0.59)%	26%
—	(0.32)	(0.32)	$11.28	(4.89)%	$8,110	2.02%	(0.74)%	48%
—	—	(D)	—	(D)	$12.21	22.14%	$7,417	2.07%	(0.90)%	35%
—	—	—	$10.00	39.86%	$4,361	2.08%	(0.59)%	74%

(0.05)	(0.76)	(0.81)	$17.87	41.64%	$148,927	1.01%	0.54%	35%
(0.04)	(0.38)	(0.42)	$13.21	15.74%	$53,514	1.01%	0.42%	26%
(0.01)	(0.32)	(0.33)	$11.78	(3.86)%	$43,485	0.99%	0.29%	48%
(0.01)	—	(D)	(0.01)	$12.61	23.43%	$44,711	0.95%	0.22%	35%
(0.02)	—	(0.02)	$10.23	41.36%	$26,110	0.94%	0.54%	74%

(0.07)	(0.76)	(0.83)	$17.87	41.88%	$106,068	0.86%	0.73%	35%
(0.06)	(0.38)	(0.44)	$13.20	15.84%	$30,940	0.86%	0.68%	26%

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	73

Large Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$16.54	0.18	(C)	5.79	5.97
For the year ended December 31, 2012	$14.96	0.22	(C)	1.62	1.84
For the year ended December 31, 2011	$14.78	0.18	(C)	0.17	0.35
For the year ended December 31, 2010	$13.62	0.10		1.17	1.27
For the year ended December 31, 2009	$10.47	0.10		3.06	3.16

Class C
For the year ended December 31, 2013	$15.98	0.03	(C)	5.58	5.61
For the year ended December 31, 2012	$14.46	0.10	(C)	1.56	1.66
For the year ended December 31, 2011	$14.29	0.06		0.16	0.22
For the year ended December 31, 2010	$13.18	0.02		1.09	1.11
For the year ended December 31, 2009	$10.19	0.02		2.97	2.99

Class I
For the year ended December 31, 2013	$16.61	0.24	(C)	5.80	6.04
For the year ended December 31, 2012	$15.01	0.26	(C)	1.63	1.89
For the year ended December 31, 2011	$14.82	0.22		0.17	0.39
For the year ended December 31, 2010	$13.65	0.13		1.20	1.33
For the year ended December 31, 2009	$10.49	0.11		3.11	3.22

Class Y(E)
For the year ended December 31, 2013	$16.60	0.26	(C)	5.83	6.09
For the year ended December 31, 2012	$15.01	0.30	(C)	1.62	1.92

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

74	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.16)	(0.86)	(1.02)	$21.49	36.33%	$878,903	1.06%	0.92%	21%
(0.21)	(0.05)	(0.26)	$16.54	12.29%	$617,407	1.06%	1.37%	28%
(0.17)	—	(0.17)	$14.96	2.35%	$593,124	1.12%	1.19%	16%
(0.11)	—	(0.11)	$14.78	9.29%	$459,659	1.18%	0.90%	16%
(0.01)	—	(0.01)	$13.62	30.21%	$344,456	1.18%	0.91%	31%

(0.05)	(0.86)	(0.91)	$20.68	35.33%	$53,241	1.81%	0.18%	21%
(0.09)	(0.05)	(0.14)	$15.98	11.49%	$33,305	1.81%	0.62%	28%
(0.05)	—	(0.05)	$14.46	1.55%	$30,465	1.87%	0.45%	16%
—(D)	—	—	(D)	$14.29	8.45%	$29,274	1.93%	0.15%	16%
—	—	—	$13.18	29.34%	$25,454	1.93%	0.17%	31%

(0.21)	(0.86)	(1.07)	$21.58	36.60%	$1,295,477	0.81%	1.18%	21%
(0.24)	(0.05)	(0.29)	$16.61	12.62%	$791,031	0.81%	1.62%	28%
(0.20)	—	(0.20)	$15.01	2.60%	$684,156	0.83%	1.49%	16%
(0.16)	—	(0.16)	$14.82	9.72%	$623,147	0.81%	1.29%	16%
(0.06)	—	(0.06)	$13.65	30.71%	$347,998	0.79%	1.28%	31%

(0.24)	(0.86)	(1.10)	$21.59	36.87%	$302,458	0.66%	1.32%	21%
(0.28)	(0.05)	(0.33)	$16.60	12.79%	$224,073	0.66%	1.87%	28%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	75

Select Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Select Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$10.45	0.05	(C)	4.48	4.53
For the year ended December 31, 2012	$9.69	0.12	(C)	0.97	1.09
For the year ended December 31, 2011	$9.99	0.08		(0.33)	(0.25)
For the year ended December 31, 2010	$9.02	0.07		0.91	0.98
For the year ended December 31, 2009	$6.82	0.04		2.16	2.20

Class C
For the year ended December 31, 2013	$10.25	(0.04	)(C)	4.38	4.34
For the year ended December 31, 2012	$9.51	0.04	(C)	0.95	0.99
For the year ended December 31, 2011	$9.83	0.02		(0.34)	(0.32)
For the year ended December 31, 2010	$8.94	(0.01)		0.90	0.89
For the year ended December 31, 2009	$6.78	0.01		2.15	2.16

Class I
For the year ended December 31, 2013	$10.43	0.09	(C)	4.46	4.55
For the year ended December 31, 2012	$9.68	0.15	(C)	0.96	1.11
For the year ended December 31, 2011	$9.98	0.11		(0.33)	(0.22)
For the year ended December 31, 2010	$9.02	0.07		0.94	1.01
For the year ended December 31, 2009	$6.75	0.05		2.22	2.27

Class Y(D)
For the year ended December 31, 2013	$10.43	0.11	(C)	4.48	4.59
For the year ended December 31, 2012	$9.68	0.17	(C)	0.96	1.13

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

76	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.09)	(1.89)	(1.98)	$13.00	44.04%	$8,905	1.22%	0.42%	70%
(0.08)	(0.25)	(0.33)	$10.45	11.27%	$7,778	1.21%	1.15%	38%
(0.05)	—	(0.05)	$9.69	(2.53)%	$8,071	1.23%	0.92%	26%
(0.01)	—	(0.01)	$9.99	10.83%	$7,437	1.28%	0.67%	18%
—	—	—	$9.02	32.26%	$6,910	1.28%	0.60%	57%

(0.03)	(1.89)	(1.92)	$12.67	43.08%	$5,533	1.97%	(0.35)%	70%
—	(0.25)	(0.25)	$10.25	10.44%	$3,271	1.96%	0.41%	38%
—	—	—	$9.51	(3.26)%	$3,630	1.98%	0.15%	26%
—	—	—	$9.83	9.96%	$4,254	2.03%	(0.08)%	18%
—	—	—	$8.94	31.86%	$3,472	2.03%	0.07%	57%

(0.12)	(1.89)	(2.01)	$12.97	44.35%	$46,787	0.97%	0.66%	70%
(0.11)	(0.25)	(0.36)	$10.43	11.54%	$41,862	0.96%	1.44%	38%
(0.08)	—	(0.08)	$9.68	(2.25)%	$34,388	0.95%	1.21%	26%
(0.05)	—	(0.05)	$9.98	11.19%	$31,619	0.91%	1.05%	18%
—	—	—	$9.02	33.63%	$23,122	0.89%	1.29%	57%

(0.14)	(1.89)	(2.03)	$12.99	44.70%	$6,534	0.82%	0.82%	70%
(0.13)	(0.25)	(0.38)	$10.43	11.69%	$5,788	0.81%	1.62%	38%

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	77

Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$18.15	(0.05	)(C)	4.21	4.16
For the year ended December 31, 2012	$16.75	0.06	(C)	1.36	1.42
For the year ended December 31, 2011	$16.26	0.03	(C)	0.46	0.49
For the year ended December 31, 2010	$16.31	—	(D)	(0.05)	(0.05)
For the year ended December 31, 2009	$13.83	—	(D)	2.48	2.48

Class C
For the year ended December 31, 2013	$16.93	(0.19	)(C)	3.91	3.72
For the year ended December 31, 2012	$15.72	(0.07	)(C)	1.28	1.21
For the year ended December 31, 2011	$15.37	(0.08	)(C)	0.43	0.35
For the year ended December 31, 2010	$15.54	(0.19)		0.02	(0.17)
For the year ended December 31, 2009	$13.28	(0.12)		2.38	2.26

Class I
For the year ended December 31, 2013	$18.35	—	(C)(D)	4.26	4.26
For the year ended December 31, 2012	$16.93	0.10	(C)	1.38	1.48
For the year ended December 31, 2011	$16.42	0.09	(C)	0.45	0.54
For the year ended December 31, 2010	$16.42	0.04		(0.03)	0.01
For the year ended December 31, 2009	$13.87	0.05		2.50	2.55

Class Y(F)
For the year ended December 31, 2013	$18.35	0.04	(C)	4.25	4.29
For the year ended December 31, 2012	$16.93	0.14	(C)	1.37	1.51

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)

(0.05)	—	(0.05)	$22.26	22.92%	$858,112	1.83%	(0.25)%	1.41%	30%
(0.02)	—	(0.02)	$18.15	8.46%	$533,722	1.75%	0.32%	1.41%	39%
—	—	—	$16.75	3.01%	$512,870	1.67%	0.21%	1.43%	50%
—	—	—	$16.26	(0.31)%	$698,670	1.81%	0.01%	1.48%	43%
—	—	—	$16.31	17.93%	$965,382	1.85%	—	%(E)	1.48%	44%

—	—	—	$20.65	21.97%	$130,388	2.58%	(0.99)%	2.16%	30%
—	—	—	$16.93	7.70%	$103,393	2.50%	(0.43)%	2.16%	39%
—	—	—	$15.72	2.28%	$119,850	2.43%	(0.54)%	2.19%	50%
—	—	—	$15.37	(1.09)%	$179,214	2.56%	(0.73)%	2.23%	43%
—	—	—	$15.54	17.02%	$256,445	2.60%	(0.76)%	2.23%	44%

(0.09)	—	(0.09)	$22.52	23.19%	$1,859,054	1.58%	—	%(E)	1.16%	30%
(0.06)	—	(0.06)	$18.35	8.77%	$1,554,623	1.50%	0.58%	1.16%	39%
(0.03)	—	(0.03)	$16.93	3.29%	$1,213,122	1.39%	0.52%	1.15%	50%
(0.01)	—	(0.01)	$16.42	0.03%	$1,045,686	1.46%	0.42%	1.11%	43%
—(D)	—	—	(D)	$16.42	18.39%	$733,909	1.47%	0.37%	1.10%	44%

(0.12)	—	(0.12)	$22.52	23.39%	$168,835	1.43%	0.18%	1.01%	30%
(0.09)	—	(0.09)	$18.35	8.95%	$83,409	1.35%	0.79%	1.01%	39%

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

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Research Opportunities Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund(C)	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$18.34	(0.10	)(D)	6.01	5.91
For the year ended December 31, 2012	$16.60	0.02	(D)	1.93	1.95

Class C
For the year ended December 31, 2013	$18.22	(0.26	)(D)	5.96	5.70
For the year ended December 31, 2012	$16.60	(0.09	)(D)	1.90	1.81

Class I
For the year ended December 31, 2013	$18.36	(0.04	)(D)	6.01	5.97
For the year ended December 31, 2012	$16.60	0.05	(D)	1.95	2.00

Class Y
For the year ended December 31, 2013	$18.36	—	(D)(E)	6.02	6.02
For the year ended December 31, 2012	$16.60	0.08	(D)	1.94	2.02

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Inception date of the Fund is December 30, 2011. Fund commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)

—	(1.43)	(1.43)	$22.82	32.43%	$6,836	1.77%	(0.45)%	1.51%	72%
(0.02)	(0.19)	(0.21)	$18.34	11.73%	$1,120	1.63%	0.10%	1.53%	35%

—	(1.43)	(1.43)	$22.49	31.48%	$494	2.52%	(1.19)%	2.26%	72%
—	(0.19)	(0.19)	$18.22	10.91%	$148	2.38%	(0.51)%	2.28%	35%

—(E)	(1.43)	(1.43)	$22.90	32.76%	$43,018	1.52%	(0.17)%	1.26%	72%
(0.05)	(0.19)	(0.24)	$18.36	12.03%	$15,978	1.38%	0.30%	1.28%	35%

(0.03)	(1.43)	(1.46)	$22.92	32.99%	$15,468	1.37%	0.02%	1.11%	72%
(0.07)	(0.19)	(0.26)	$18.36	12.17%	$11,572	1.23%	0.45%	1.13%	35%

(D)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(E)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

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Financial Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2013	$13.24	(0.05	)(C)	4.94	4.89
For the year ended December 31, 2012	$10.51	0.06	(C)	2.74	2.80
For the year ended December 31, 2011	$12.18	0.02		(1.65)	(1.63)
For the year ended December 31, 2010	$10.43	0.02		1.73	1.75
For the year ended December 31, 2009	$8.48	0.16	(C)	1.94	2.10

Class C
For the year ended December 31, 2013	$12.51	(0.17	)(C)	4.66	4.49
For the year ended December 31, 2012	$9.96	(0.02	)(C)	2.57	2.55
For the year ended December 31, 2011	$11.58	(0.07	)(C)	(1.55)	(1.62)
For the year ended December 31, 2010	$9.99	(0.10)		1.69	1.59
For the year ended December 31, 2009	$8.12	0.09	(C)	1.84	1.93

Class I
For the year ended December 31, 2013	$13.18	(0.02	)(C)	4.94	4.92
For the year ended December 31, 2012	$10.47	0.10	(C)	2.72	2.82
For the year ended December 31, 2011	$12.14	0.07		(1.67)	(1.60)
For the year ended December 31, 2010	$10.37	0.08		1.71	1.79
For the year ended December 31, 2009	$8.43	0.21	(C)	1.92	2.13

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)

—	—	—	$18.13	36.93%	$17,852	1.70%	(0.31)%	1.52%	66%
(0.07)	—	(0.07)	$13.24	26.62%	$7,862	1.76%	0.49%	1.56%	58%
(0.04)	—	(0.04)	$10.51	(13.39)%	$6,650	1.66%	0.14%	1.54%	52%
—	—	—	$12.18	16.78%	$8,543	1.71%	0.09%	1.56%	60%
(0.15)	—	(0.15)	$10.43	24.73%	$8,053	1.77%	1.92%	1.58%	85%

—	—	—	$17.00	35.89%	$2,958	2.45%	(1.06)%	2.27%	66%
—	—	—	$12.51	25.60%	$820	2.51%	(0.20)%	2.31%	58%
—	—	—	$9.96	(13.99)%	$795	2.41%	(0.60)%	2.29%	52%
—	—	—	$11.58	15.92%	$1,381	2.46%	(0.66)%	2.31%	60%
(0.06)	—	(0.06)	$9.99	23.81%	$1,295	2.52%	1.17%	2.35%	85%

—	—	—	$18.10	37.33%	$10,817	1.45%	(0.12)%	1.27%	66%
(0.11)	—	(0.11)	$13.18	26.94%	$3,931	1.51%	0.85%	1.31%	58%
(0.07)	—	(0.07)	$10.47	(13.21)%	$1,584	1.37%	0.47%	1.25%	52%
(0.02)	—	(0.02)	$12.14	17.29%	$1,873	1.34%	0.45%	1.19%	60%
(0.19)	—	(0.19)	$10.37	25.31%	$671	1.38%	2.45%	1.19%	85%

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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Strategic Income Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Strategic Income Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations

Class A
For the year ended December 31, 2013	$11.18	0.56	(C)	—	(D)	0.56
For the year ended December 31, 2012	$10.79	0.62	(C)	0.39		1.01
For the year ended December 31, 2011	$10.86	0.65		(0.09)		0.56
For the year ended December 31, 2010	$10.15	0.64		0.69		1.33
For the year ended December 31, 2009	$8.28	0.69		1.86		2.55

Class C
For the year ended December 31, 2013	$11.17	0.47	(C)	—	(D)	0.47
For the year ended December 31, 2012	$10.78	0.53	(C)	0.40		0.93
For the year ended December 31, 2011	$10.85	0.56		(0.08)		0.48
For the year ended December 31, 2010	$10.15	0.54		0.70		1.24
For the year ended December 31, 2009	$8.27	0.58		1.91		2.49

Class I
For the year ended December 31, 2013	$11.16	0.58	(C)	—	(D)	0.58
For the year ended December 31, 2012	$10.77	0.64	(C)	0.40		1.04
For the year ended December 31, 2011	$10.84	0.67		(0.08)		0.59
For the year ended December 31, 2010	$10.13	0.64		0.72		1.36
For the year ended December 31, 2009	$8.26	0.73		1.85		2.58

Class Y(E)
For the year ended December 31, 2013	$11.15	0.60	(C)	—	(D)	0.60
For the year ended December 31, 2012	$10.77	0.66	(C)	0.38		1.04

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.55)	—	(0.55)	$11.19	5.13%	$39,801	1.02%	5.00%	60%
(0.62)	—	(0.62)	$11.18	9.55%	$44,374	1.02%	5.57%	33%
(0.63)	—	(0.63)	$10.79	5.21%	$38,895	1.02%	5.80%	36%
(0.62)	—	(0.62)	$10.86	13.33%	$42,360	1.06%	5.81%	68%
(0.68)	—	(0.68)	$10.15	32.13%	$41,048	1.08%	7.64%	83%

(0.47)	—	(0.47)	$11.17	4.26%	$26,126	1.77%	4.25%	60%
(0.54)	—	(0.54)	$11.17	8.76%	$27,801	1.77%	4.81%	33%
(0.55)	—	(0.55)	$10.78	4.48%	$23,717	1.77%	5.06%	36%
(0.54)	—	(0.54)	$10.85	12.39%	$24,264	1.81%	5.06%	68%
(0.61)	—	(0.61)	$10.15	31.34%	$22,120	1.83%	6.88%	83%

(0.58)	—	(0.58)	$11.16	5.30%	$117,009	0.77%	5.24%	60%
(0.65)	—	(0.65)	$11.16	9.83%	$103,738	0.77%	5.81%	33%
(0.66)	—	(0.66)	$10.77	5.53%	$83,418	0.73%	6.10%	36%
(0.65)	—	(0.65)	$10.84	13.77%	$76,893	0.69%	6.18%	68%
(0.71)	—	(0.71)	$10.13	32.69%	$64,407	0.69%	8.05%	83%

(0.59)	—	(0.59)	$11.16	5.55%	$3,927	0.62%	5.35%	60%
(0.66)	—	(0.66)	$11.15	9.90%	$2,515	0.62%	5.95%	33%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

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Diamond Hill Funds

Notes to Financial Statements

December 31, 2013

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”), and Diamond Hill Strategic Income Fund (“Strategic Income Fund”) are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust.

With the exception of the Financial Long-Short Fund, the Funds offer four classes of shares: Class A, Class C, Class I, and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C, and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund for which the maximum sales charge on purchases is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee, established and appointed by the Board of Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy

Approximately 0.4% of the Strategic Income Fund’s December 31, 2013 net assets are being valued using estimates provided by the Fair Value Committee. The Fair Value Committee relied heavily upon analysis of the Strategic Income Fund’s portfolio manager in the

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

absence of readily ascertainable fair values. These values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 as of December 31, 2013 based on input levels assigned at December 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$1,053,704,148	$—
Registered Investment Companies	337,756,130	—

Total	1,391,460,278	—
Small-Mid Cap Fund
Common Stocks*	314,395,490	—
Registered Investment Companies	71,486,545	—

Total	385,882,035	—
Large Cap Fund
Common Stocks*	2,497,375,899	—
Registered Investment Companies	108,155,769	—

Total	2,605,531,668	—
Select Fund
Common Stocks*	64,472,226	—
Registered Investment Companies	5,075,299	—

Total	69,547,525	—

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Long-Short Fund
Common Stocks*	$2,467,228,365	$—
Registered Investment Companies	576,333,556	—

Total	3,043,561,921	—
Research Opportunities Fund
Common Stocks*	53,658,018	—
Registered Investment Companies	17,019,530	—

Total	70,677,548	—
Financial Long-Short Fund
Preferred Stock*	143,699	—
Common Stocks*	25,116,169	—
Registered Investment Companies	7,669,931	—

Total	32,929,799	—
Strategic Income Fund
Collateralized Debt Obligations	—	729,592
Corporate Bonds*	—	179,142,053
Registered Investment Companies	20,903,862	—

Total	20,903,862	179,871,645

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	(673,408,020)	—
Research Opportunities Fund
Common Stocks*	(7,576,509)	—
Financial Long-Short Fund
Common Stocks*	(3,527,326)	—

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classifications.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, and Strategic Income Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Brokers” on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment adviser, Diamond Hill Capital Management, Inc. (“DHCM”), to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with Citibank, N.A. (“Citibank”), Citibank is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, the Funds pay Citibank 15% of the net securities lending income.

As of December 31, 2013, the value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$125,069,448	$128,142,118
Small-Mid Cap Fund	44,455,344	45,445,422
Large Cap Fund	77,706,128	79,981,692
Select Fund	1,989,207	2,030,740
Long-Short Fund	63,597,229	65,946,949
Research Opportunities Fund	4,408,906	4,496,787
Financial Long-Short Fund	1,652,047	1,675,958
Strategic Income Fund	17,332,155	17,963,035

Security transactions — Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2010 through 2013) and have concluded that no provision for income tax is required in their financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign Securities Country Risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Investment Transactions

For the year ended December 31, 2013, purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$389,675,539	$368,568,594
Small-Mid Cap Fund	211,034,335	69,810,823
Large Cap Fund	660,118,191	441,172,791
Select Fund	40,862,392	56,353,556
Long-Short Fund	669,979,499	993,421,349
Research Opportunities Fund	39,583,704	28,972,380
Financial Long-Short Fund	17,840,419	11,735,602
Strategic Income Fund	115,138,297	103,094,292

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2013:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$556,348	0.05%
Small-Mid Cap Fund	185,900	0.09%
Large Cap Fund	628,654	0.03%
Select Fund	68,127	0.11%
Long-Short Fund	1,076,089	0.04%
Research Opportunities Fund	37,195	0.07%
Financial Long-Short Fund	17,581	0.08%

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, and Strategic Income Fund each receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.55%, 0.70%, 0.90%, 1.00%, 1.00%, and 0.50% of the Fund’s average daily net assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM is paid a fee at an annual rate of 0.25% for Class A Shares, Class C Shares, and Class I Shares and 0.10% for Class Y shares of each class’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, fund accounting, custody, brokerage, taxes, interest and dividend expense on securities sold short, and extraordinary expenses.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I and Class Y shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM. Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

For the year ended December 31, 2013, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$24,449
Small-Mid Cap Fund	6,578
Large Cap Fund	25,689
Select Fund	961
Long-Short Fund	47,377
Financial Long-Short Fund	2,582
Strategic Income Fund	3,799

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the year ended December 31, 2013 as follows:

Small Cap Fund	$390
Small-Mid Cap Fund	591
Large Cap Fund	2,121
Select Fund	72
Long-Short Fund	1,943
Research Opportunities Fund	74
Financial Long-Short Fund	80
Strategic Income Fund	2,050

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Collectively, the Independent Trustees were paid $255,000 in fees during the year ended December 31, 2013.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets, as items such as short-term capital gains are treated as ordinary income for tax purposes.

The tax character of distributions paid during 2013 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$2,703,544	$7,263,992	$4,874,171	$976,848	$34,611,591	$23,129,461	$3,269,690	$689,102
Long-term capital gains	75,165,566	25,096,758	9,487,102	2,481,099	84,619,553	4,604,714	5,795,885	1,238,608

Total distributions	$77,869,110	$32,360,750	$14,361,273	$3,457,947	$119,231,144	$27,734,175	$9,065,575	$1,927,710

	Long-Short Fund		Research Opportunities Fund		Financial Long-Short Fund		Strategic Income Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$9,627,642	$6,309,034	$1,405,970	$79,646	$—	$71,729	$8,893,374	$9,519,056
Long-term capital gains	—	—	2,510,357	297,362	—	—	—	—

Total distributions	$9,627,642	$6,309,034	$3,916,327	$377,008	$—	$71,729	$8,893,374	$9,519,056

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

The following information is computed on a tax basis for each item as of December 31, 2013:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Net unrealized appreciation on portfolio investments	$350,207,106	$63,009,081	$715,867,930	$16,110,905
Undistributed ordinary income	—	376,326	3,900,198	1,120,883
Undistributed capital gains	7,469,022	4,986,209	24,843,501	956,610

Accumulated earnings	$357,676,128	$68,371,616	$744,611,629	$18,188,398

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Net unrealized appreciation on portfolio investments	$646,391,636	$9,638,036	$4,933,463	$4,387,824
Undistributed ordinary income	—	362,960	—	289,203
Undistributed capital gains	—	1,261,963	—	—
Capital loss carryforwards	(304,714,638)	—	(10,841,377)	(14,445,829)

Accumulated earnings (deficit)	$341,676,998	$11,262,959	$(5,907,914)	$(9,768,802)

The Funds’ federal tax cost of investment securities and net unrealized appreciation (depreciation) as of December 31, 2013 were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Tax cost of portfolio investments	$1,041,253,172	$322,872,954	$1,889,663,738	$53,436,620

Gross unrealized appreciation	356,267,420	65,081,966	720,617,174	16,634,246
Gross unrealized depreciation	(6,060,314)	(2,072,885)	(4,749,244)	(523,341)

Net unrealized appreciation on portfolio investments	$350,207,106	$63,009,081	$715,867,930	$16,110,905

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Tax cost of long portfolio investments	$2,194,365,164	$59,583,359	$27,078,450	$196,387,683

Gross unrealized appreciation	851,780,813	11,424,881	6,080,442	6,372,731
Gross unrealized depreciation	(2,584,056)	(330,692)	(229,093)	(1,984,907)

Net unrealized appreciation on long portfolio investments	$849,196,757	$11,094,189	$5,851,349	$4,387,824

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the latest tax year ended December 31, 2013, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expire. As of December 31, 2013, all CLCFs were subject to expiration.

CLCFs subject to expiration:

	Amount	Expires December 31,
Long-Short Fund	$235,537,541	2017
	69,177,097	2018

	$304,714,638

Financial Long-Short Fund	$4,301,249	2016
	6,540,128	2017

	$10,841,377

Strategic Income Fund	$9,173,975	2016
	5,271,854	2017

	$14,445,829

During the tax year ended December 31, 2013, Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund utilized $177,979,854, $2,340,228 and $1,993,448, respectively, of CLCFs.

The Funds elected to defer until their subsequent tax year capital losses incurred after October 31, 2013. The CLCFs and “Qualified Late Year Capital Losses” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2013

Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of net investment losses, distributions in excess of net investment income, equalization, investments in REITS and publicly traded partnerships. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$11,562,994	$1,528,421	$(13,091,415)
Small-Mid Cap Fund	1,273,693	—	(1,273,693)
Large Cap Fund	16,919,159	—	(16,919,159)
Select Fund	1,577,014	—	(1,577,014)
Long-Short Fund	(2,748,009)	2,748,009	—
Research Opportunities Fund	121,653	76,712	(198,365)
Financial Long-Short Fund	(40,808)	40,808	—
Strategic Income Fund	—	100	(100)

Subsequent Events

The Funds evaluated events from December 31, 2013 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements, other than disclosed below.

On January 2, 2014, the Diamond Hill Mid Cap Fund commenced public offering and investment operations. The Fund’s investment objective is to provide long-term capital appreciation by investing in U.S. equity securities with medium market capitalizations that DHCM believes are undervalued.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Diamond Hill Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diamond Hill Funds (comprising, respectively, the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Diamond Hill Funds at December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 25, 2014

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Diamond Hill Funds

Other Items

December 31, 2013 (Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2013 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	46.37%
Large Cap Fund	100.00%
Select Fund	33.18%
Long-Short Fund	100.00%
Research Opportunities Fund	27.27%

Qualified Dividend Income

The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2013.

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Diamond Hill Funds

Other Items

December 31, 2013 (Unaudited) (Continued)

Capital Gain Distribution

For the year ended December 31, 2013, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$86,616,766
Small-Mid Cap Fund	10,760,795
Large Cap Fund	101,538,712
Select Fund	7,372,899
Research Opportunities Fund	2,630,744

Trustee Approval of Investment Advisory Agreements

The Trustees of Diamond Hill Funds (the “Trust”), considered a broad range of information specifically requested and relating to its consideration of the continuance of the investment advisory agreement at a regularly scheduled meeting on August 22, 2013, and by a unanimous vote, approved the Management Agreement between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”). In addition, the Trustees engaged in a similar discussion at a regularly scheduled meeting on November 21, 2013 for the approval of a newly created series, the Diamond Hill Mid Cap Fund (the “Mid Cap Fund”), and by a unanimous vote, approved the Management Agreement between the Trust and the Adviser for the Mid Cap Fund. The following disclosure encompasses the discussion at the August 22, 2013 meeting and highlights supplemental information discussed thereafter on November 21, 2013 as it specifically relates to the Mid Cap Fund. The Trustees discussed the following factors, on a Fund-by-Fund basis, in connection with the Trust’s Management Agreement (“investment advisory agreement”):

a)	Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, including a review of the services provided thereunder, the fee rates, fees paid, expenses assumed. They also considered the Adviser’s overall reputation, integrity and commitment to providing high quality service to the Funds. The Trustees noted the qualifications of the investment staff and that the Adviser continued to invest significant resources in its investment team, by growing its research team to 22 associates over the last seven years to help enhance the delivery of portfolio management services to the Funds. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel.

In evaluating the performance of each Fund, the Trustees reviewed each Fund’s absolute performance, relative to its passive benchmark, and performance relative to its peer group as of June 30, 2013, noting that for the five year trailing performance, five of the seven funds beat their benchmark and that four Funds ranked in the 1st or 2nd quartile of

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Diamond Hill Funds

Other Items

December 31, 2013 (Unaudited) (Continued)

their respective peer group and three ranked in the 3rd quartile. The Research Opportunities Fund underperformed its benchmark by 2.09% for the trailing three year performance history. The Trustees also reviewed and considered trailing five year investment results as of each previous calendar year end noting that in general each fund has achieved adequate returns over the various five year periods. In addition, the Trustees discussed the methodology for selecting funds to be included in each Fund’s respective peer group and the appropriateness of the benchmarks against with fund performance is measured. For the Mid Cap Fund, performance was not discussed since the Mid Cap Fund has not yet commenced operations.

b)	Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rates under the investment advisory agreement were below the average rates of comparable funds within each Fund’s respective peer group. For the Mid Cap Fund, the Trustees noted the contractual fee rate was below the average and median rate of comparable funds within its peer group.

c)	Reasonableness of Total Expenses. The Trustees noted that the total expenses of each class of shares of each of the Funds were generally below the average total expenses of comparable funds within each Fund’s respective peer group. The total expenses of Class I shares of the Small-Mid Cap Fund and Class C shares of the Select Fund were below the average of the peer group, but above the median, while Class I shares of the Select Fund were slightly above both the average and median for the peer group. For the Mid Cap Fund, the Trustees noted the total expenses of each class of shares were below the average and median total expenses of comparable funds within its respective peer group.

d)	Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of the Adviser’s other clients, as well as a summary of the differences in services provided. With limited exceptions, investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges to its other similarly managed accounts (i.e. private partnerships and separate accounts). For the Mid Cap Fund, the Trustees noted that the Adviser did not have any clients with similarly managed portfolios.

e)	Profitability. The Trustees noted the reasonableness of each Fund’s profitability to the Adviser, including the Adviser’s methodology for calculating its profitability. The Trustees noted that the Adviser also is the administrator to the Funds (under the Administration Agreement) and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the Adviser’s pre-tax profit margin under the investment advisory and the Administration Agreement represented a fair and entrepreneurial profit for managing the Funds. As the Mid Cap Fund had not yet commenced operations, a profitability analysis was not performed. However, the Adviser noted that a net loss is anticipated for the Mid Cap Fund during the first year of operations.

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Other Items

December 31, 2013 (Unaudited) (Continued)

f)	Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the fund’s assets and attempt to fulfill its responsibility to add value to existing investors accounts. The Trustees also noted that the Adviser has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale. For the Mid Cap Fund, economies of scale were not discussed since the Mid Cap Fund has not yet commenced operations.

g)	Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients and the ability to serve as sub-adviser to other mutual funds . The Trustees noted that the Adviser is the Administrator to the Funds (under the Administration Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees noted that affiliates of the Adviser also have the ability to leverage these administrative services to other non-affiliated funds. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from each Fund was fair and reasonable and the continuance of the agreements was in the best interests of each Fund and its shareholders. For the Mid Cap Fund, the Trustees concluded the compensation to be received by the Adviser was fair and reasonable and their consideration of each of the factors described provides sufficient justification for the approval of the agreement.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	103

Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investment at Beginning of Period

(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2013 and held for the entire period from July 1, 2013 through December 31, 2013.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,158.40	1,018.60	7.13	6.67	1.31
Class C	1,000.00	1,000.00	1,154.00	1,014.82	11.18	10.46	2.06
Class I	1,000.00	1,000.00	1,160.10	1,019.86	5.77	5.40	1.06
Class Y	1,000.00	1,000.00	1,160.70	1,020.62	4.96	4.63	0.91
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,166.40	1,018.85	6.88	6.41	1.26
Class C	1,000.00	1,000.00	1,162.10	1,015.07	10.95	10.21	2.01
Class I	1,000.00	1,000.00	1,168.70	1,020.11	5.52	5.14	1.01
Class Y	1,000.00	1,000.00	1,169.00	1,020.87	4.70	4.38	0.86

104	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investment at Beginning of Period

(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Large Cap Fund
Class A	1,000.00	1,000.00	1,152.20	1,019.86	5.75	5.40	1.06
Class C	1,000.00	1,000.00	1,147.90	1,016.08	9.80	9.20	1.81
Class I	1,000.00	1,000.00	1,153.50	1,021.12	4.40	4.13	0.81
Class Y	1,000.00	1,000.00	1,154.50	1,021.88	3.58	3.36	0.66
Select Fund
Class A	1,000.00	1,000.00	1,169.60	1,019.11	6.62	6.16	1.21
Class C	1,000.00	1,000.00	1,165.80	1,015.32	10.70	9.96	1.96
Class I	1,000.00	1,000.00	1,170.70	1,020.37	5.25	4.89	0.96
Class Y	1,000.00	1,000.00	1,172.70	1,021.12	4.44	4.13	0.81
Long-Short Fund
Class A	1,000.00	1,000.00	1,094.10	1,015.22	10.45	10.06	1.98
Class C	1,000.00	1,000.00	1,089.70	1,011.39	14.43	13.89	2.74
Class I	1,000.00	1,000.00	1,095.20	1,016.18	9.45	9.10	1.79
Class Y	1,000.00	1,000.00	1,095.90	1,017.39	8.19	7.88	1.55
Research Opportunities Fund
Class A	1,000.00	1,000.00	1,116.70	1,015.98	9.76	9.30	1.83
Class C	1,000.00	1,000.00	1,112.20	1,012.30	13.63	12.98	2.56
Class I	1,000.00	1,000.00	1,118.70	1,017.14	8.54	8.13	1.60
Class Y	1,000.00	1,000.00	1,119.00	1,017.90	7.74	7.38	1.45
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,110.20	1,016.74	8.94	8.54	1.68
Class C	1,000.00	1,000.00	1,105.30	1,012.91	12.95	12.38	2.44
Class I	1,000.00	1,000.00	1,111.10	1,017.95	7.66	7.32	1.44
Strategic Income Fund
Class A	1,000.00	1,000.00	1,043.20	1,020.11	5.20	5.14	1.01
Class C	1,000.00	1,000.00	1,039.10	1,016.33	9.05	8.94	1.76
Class I	1,000.00	1,000.00	1,043.70	1,021.37	3.91	3.87	0.76
Class Y	1,000.00	1,000.00	1,045.50	1,022.13	3.15	3.11	0.61

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	105

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

D’Ray Moore Rice Year of Birth: 1959	Chairman Trustee	Since August 2007	Retired, Community Volunteer, November 2001 to present; Independent Trustee of Advisers Investment Trust, July 2011 to present.	9	Advisors Investment Trust from July 2011 to present

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present; Partner, Jones Day, January 2003 to January 2009.	9	N/A

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), June 2000 until present.	9	N/A

Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired, 2012 to present; Chief Executive Officer, ClearBridge Advisors, LLC, 2009 to 2011; Chairman and Chief Executive Officer, Neuberger Berman Funds, 1988 to 2008; President, Neuberger Berman Management, 1988 to 2008.	9	Neuberger Berman Funds, March 1999 to December 2008

106	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

Diamond Hill Funds

PRINCIPAL OFFICERS:

Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least the Last 5 Years

James F. Laird, Jr. Year of Birth: 1957	President	Since December 2001	Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.

Gary R. Young Year of Birth: 1969	Chief Administration Officer and Secretary	Since October 2010 Since May 2004	Controller of Diamond Hill Investment Group, Inc. since April 2004. Chief Compliance Officer of Diamond Hill Capital Management Inc., since October 2010.

Karen R. Colvin Year of Birth: 1966	Vice President	Since November 2011	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present; Assistant Vice President, Nationwide Financial Services, Inc., September 2000 to June 2009.

Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens Year of Birth: 1951	Chief Compliance Officer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM	107

NOTICE OF PRIVACY POLICY FOR DIAMOND HILL FUNDS

We value you as a shareholder and take your personal privacy seriously. In order to enhance our ability to provide you with the best service possible, Diamond Hill Funds (referred to as “we” or “us” or the “Funds”) collect, use and share certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information.

SAFEGUARDING PRIVACY

Diamond Hill Funds maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information. In addition, we require service providers to the Funds to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms, such as your name, address, date of birth, social security number and investment information;

•	Information about your transactions and experiences with us, such as your account balance, transaction history and investment selections; and

•	Information you supply in written, telephonic or electronic communications with the Funds or service providers to the Funds.

INFORMATION WE SHARE

We may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. We also may disclose non-public personal information as otherwise permitted by law.

QUESTIONS?

Questions regarding this policy may be directed to: 888-226-5595

108	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2013	|	DIAMOND-HILL.COM

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: BHIL DISTRIBUTORS, INC. (MEMBER FINRA), AN AFFILIATE OF THE DIAMOND HILL FUNDS

DIAMOND-HILL.COM	|	855.255.8955	|	325 JOHN H. MCCONNELL BLVD	|	SUITE 200	|	COLUMBUS, OHIO	|	4321

DH-AR123113

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Peter E. Sundman, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $119,900 and $117,600 in fiscal 2013 and 2012, respectively. 2013 and 2012 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2013 and 2012.

(c) Tax Fees. Fees for tax compliance services totaled $39,200 and $38,400 in fiscal 2013 and 2012, respectively.

(d) All Other Fees. There were no other fees in fiscal 2013 and 2012.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) 0.0% in fiscal 2013 and 2012.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $39,200 and $38,400 in 2013 and 2012, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Funds

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date February 27, 2014

By (Signature and Title)	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer

Date February 27, 2014